                                      Rule 497(c) File Nos. 2-90518 and 811-4006

                                                                  MAY 3, 1999

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

CitiSelect(R) Portfolios

ASSET ALLOCATION MUTUAL FUNDS
MANAGED BY CITIBANK, N.A.


CITISELECT(R) FOLIO 100 INCOME
CITISELECT(R) FOLIO 200 CONSERVATIVE
CITISELECT(R) FOLIO 300 BALANCED
CITISELECT(R) FOLIO 400 GROWTH
CITISELECT(R) FOLIO 500 GROWTH PLUS
CLASS A AND CLASS B SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUNDS AT A GLANCE ..............................................         3

YOUR CITISELECT ACCOUNT ........................................        16
   CHOOSING A SHARE CLASS ......................................        16
   HOW TO BUY SHARES ...........................................        20
   HOW THE PRICE OF YOUR SHARES IS CALCULATED ..................        20
   HOW TO SELL SHARES ..........................................        21
   REINSTATING RECENTLY SOLD SHARES ............................        22
   EXCHANGES ...................................................        22
   DIVIDENDS ...................................................        22
   TAX MATTERS .................................................        23

MANAGEMENT OF THE FUNDS ........................................        24
   MANAGER .....................................................        24
   MANAGEMENT FEES .............................................        26

MORE ABOUT THE FUNDS ...........................................        27
   PRINCIPAL INVESTMENT STRATEGIES .............................        27
   RISKS .......................................................        32

FINANCIAL HIGHLIGHTS ...........................................       A-1

APPENDIX .......................................................       B-1

                                                               -----------------
                                                               FUNDS AT A GLANCE
                                                               -----------------

Funds at a Glance

          The five diversified mutual funds described in this prospectus are asset allocation funds. Each Fund invests in a carefully selected mix of equity and fixed income securities that is designed by Citibank to offer a different level of potential return with a corresponding amount of risk. For example, CitiSelect Folio 100 Income is designed to provide the lowest relative risk, but with the lowest level of potential return. CitiSelect Folio 500 Growth Plus is designed to provide the highest potential for return, but with the highest risk. Your investment objective, your investment time frame and your comfort level with risk will help you decide which Fund to consider.

          Each Fund has its own investment goal and its own mix of investments. Of course, there is no assurance that any Fund will achieve its goal.

          This summary briefly describes each of the Funds and the principal risks of investing. Please note that each Fund invests in securities through several underlying mutual funds. For more information about the Funds' investment strategies, risks, and investment structure, see MORE ABOUT THE FUNDS on page 27.

          FUND GOALS

          CITISELECT FOLIO 100 INCOME

          This Fund's goal is as high a level of current income as is consistent with a dominant emphasis on fixed income securities and a small allocation to equity securities.

          CITISELECT FOLIO 200 CONSERVATIVE

          This Fund's goal is as high a total return over time as is consistent with a primary emphasis on fixed income securities and a secondary emphasis on equity securities.

          CITISELECT FOLIO 300 BALANCED

          This Fund's goal is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

          CITISELECT FOLIO 400 GROWTH

          This Fund's goal is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

          CITISELECT FOLIO 500 GROWTH PLUS

          This Fund's goal is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

          MAIN INVESTMENT STRATEGIES

          Each Fund invests in a mix of equity and fixed income securities that is designed by Citibank to offer a different level of potential return with a different amount of risk. The Funds' equity securities may include common stocks, preferred stocks, securities convertible into common stocks, warrants, and depositary receipts (receipts representing the right to receive securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). The Funds' fixed income securities may include bonds, short-term notes, mortgage-backed and asset-backed securities, certificates of deposit and repurchase agreements. The Funds may invest in equity and fixed income securities of both U.S. and foreign issuers.

           o CITISELECT FOLIO 100 INCOME invests primarily in fixed income securities with a small allocation to equity securities. This Fund is expected to be the least volatile of the Funds.

           o CITISELECT FOLIO 200 CONSERVATIVE invests primarily in fixed income securities and, to a lesser extent, in equity securities to give the potential for some capital growth.

           o CITISELECT FOLIO 300 BALANCED emphasizes both equity and fixed income securities. This balanced mix offers the growth potential of stocks with the lower volatility of fixed income securities.

           o CITISELECT FOLIO 400 GROWTH and CITISELECT FOLIO 500 GROWTH PLUS invest primarily in equity securities. They may invest more of their assets in international securities and small cap securities. CitiSelect Folio 500 Growth Plus is expected to be the most volatile of the Funds.

--------------------------------------------------------------------------------
                                                           ASSET CLASS RANGE*

                                                                       FIXED
                                                        EQUITY         INCOME

 .............................................................................
CitiSelect Folio 100 Income                             0- 20%        80-100%
 .............................................................................
CitiSelect Folio 200 Conservative                      20- 40%        60- 80%
 .............................................................................
CitiSelect Folio 300 Balanced                          40- 60%        40- 60%
 .............................................................................
CitiSelect Folio 400 Growth                            60- 80%        20- 40%
 .............................................................................
CitiSelect Folio 500 Growth Plus                       75-100%         0- 25%
--------------------------------------------------------------------------------

* If derivatives or other investment techniques are used in managing the assets of an asset class, those derivatives or other investment techniques will be counted as part of the assets in that asset class. Similarly, if cash is received by the underlying funds in the equity or fixed income asset class, and the cash is temporarily invested in short-term money market instruments, those instruments will be included in the percentage limitations for that asset class.

          Each Fund's assets are allocated between the equity and fixed income asset classes as shown in the chart above. Citibank may further allocate assets among various sub-categories of the equity and fixed income asset classes, seeking to minimize risk and volatility and to maximize returns. There are no restrictions on the amount of a Fund's assets that may be allocated to any particular sub-category and Citibank is not required to allocate each Fund's assets among all of these types of equity and fixed income securities at all times.

          Equity securities may be allocated among:

           o  large cap growth securities

           o  large cap value securities

           o  small cap growth securities

           o  small cap value securities

           o  international securities

          Fixed income securities may be allocated among:

           o  U.S. investment grade bonds

           o  foreign investment grade bonds

           o  high yield bonds (so-called "junk bonds")

          While Citibank generally allocates each Fund's assets within the percentage ranges shown in the chart above, cash flows into or out of a Fund, or market fluctuations, could produce different results. Citibank monitors each Fund's asset mix daily and conducts quarterly reviews to determine whether to rebalance the Fund's investments. Rebalancing may be accomplished over a period of time, subject to any regulatory restrictions.

          Citibank also allocates assets among different subadvisers who specialize in managing particular kinds of securities or managing in a particular style. This may help the Funds benefit from different investment cycles, such as periods when equities with different characteristics (i.e., growth or value) perform differently. Citibank monitors and supervises all of the Funds' subadvisers and may terminate the services of any subadviser at any time.

          The Funds may use derivatives in order to protect (or "hedge") against changes in interest rates, currency fluctuations or the prices of securities held or to be bought. The Funds may also use a wide variety of derivatives for non-hedging purposes, to enhance potential gains or generate income. In addition, the Funds may use derivatives to manage the maturity or duration of fixed income securities. Derivatives that the Funds may use include futures (including bond, interest rate and stock index futures), options on securities and on futures (including options on interest rate and stock index futures), interest rate swaps, equity swaps, and other types of available swap agreements, including caps, collars and floors. The Funds may also enter into forward foreign currency contracts, purchase or sell foreign currency futures, purchase or write options on foreign currencies, or enter into currency swaps and other similar transactions. Derivatives may be used alone or in combination with other derivatives. The Funds' ability to use derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, the availability of liquid markets, and the Funds' portfolio managers accurately predicting movements in interest rates, stock prices and other economic factors.

          The Funds' use of derivatives may involve leveraging. Under leveraging, a relatively small investment may produce substantial losses or gains for a Fund, well beyond the Fund's initial investment.

          The Funds may use other investment techniques, such as short sales, which also may involve or have the same effect as leveraging, in that a Fund's losses from short sales may be unlimited.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in these Funds. The principal risks of investing in CitiSelect Portfolios are described below. Please remember that the risks of investing in each Fund depend on the securities it holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Conversely, Funds investing more of their assets in equity securities may be susceptible to greater price volatility than Funds investing more of their assets in fixed income securities. See page 32 for more information about risks.

           o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Funds' shares will change daily as the value of their underlying securities change. This means that your shares may be worth more or less when you sell them than when you bought them.

              It is also possible that the Funds will not perform as intended. For example, CitiSelect Folio 100 Income is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be more volatile than one or more of the other Funds.

           o EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

           o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term and lower rated obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Funds' share prices to go down.

           o CREDIT RISK. Some issuers may not make payments on debt securities held by the Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities, and there may be more difficulty in selling lower rated securities in the market. These risks are more pronounced with so-called "junk bonds," which are debt obligations that are rated below investment-grade.

           o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Funds' share prices to be volatile. Also, in certain circumstances, the Funds could realize reduced or no value in U.S. dollars from their investments in foreign securities, causing the Funds' share prices to go down.

              Each Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

           o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing the Funds' share prices to be volatile.

           o PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. A Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and a Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be very volatile.

           o CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

           o DERIVATIVES. The Funds' use of derivatives, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Funds' share prices to go down. In addition, each Fund's ability to use derivatives successfully depends on the ability of the Fund's portfolio managers to accurately predict movements in stock prices, interest rates, currency exchange rates or other economic factors and the availability of liquid markets. If these predictions are wrong or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives.

              Some of the Funds' use of derivatives may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

           o SHORT SALES. The Funds may engage in short sales. Losses from short sales may be unlimited.

          Please note that an investment in the Funds is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST

          You should keep in mind that an investment in CitiSelect Portfolios is not a complete investment program.

          You should consider investing in CitiSelect Portfolios if you are seeking to reduce the risks of investing in a single asset or type of asset, and to cushion the volatility of financial markets by investing in diversified portfolios of several types of assets. The Funds offer a convenient way to own a portfolio tailored to specific investment goals.

           o CITISELECT FOLIO 100 INCOME is designed for investors seeking current income with relatively low risk but with some growth potential, and who have an investment horizon of at least three years.

           o CITISELECT FOLIO 200 CONSERVATIVE is designed for investors seeking relatively low risk provided by substantial investments in fixed income securities, but who also seek some capital growth, and who have an investment horizon of at least five years.

           o CITISELECT FOLIO 300 BALANCED is designed for investors seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income component to temper volatility and who have an investment horizon of at least five years.

           o CITISELECT FOLIO 400 GROWTH and CITISELECT FOLIO 500 GROWTH PLUS are designed for investors willing and able to take higher risks in the pursuit of long-term capital appreciation and who have an investment horizon of at least five years. CitiSelect Folio 500 Growth Plus is designed for investors who can withstand greater market swings to seek potential long-term rewards. CitiSelect Folio 400 Growth is designed for investors seeking long-term rewards, but with less volatility.

          Don't invest in CitiSelect Portfolios if you are not prepared to accept daily share price fluctuations and possible losses.

Fund Performance

          The following bar charts and tables can help you evaluate the risks of investing in each Fund, and how its returns have varied over time.

           o The bar charts show changes in the Funds' performance from year to year. The charts and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

           o The tables show how the Funds' average annual returns for the periods indicated compare, in each case, to several broad measures of stock performance and bond performance. Please remember that, unlike the Funds, the market indexes do not include the costs of buying and selling securities, sales charges and other Fund expenses.

--------------------------------------------------------------------------------
          WHAT DO THE INDEXES REPRESENT?

          The S&P 500 Index, Russell 2000 Index, and MSCI-EAFE Index each provide a broad measure of stock performance. The S&P 500 Index tracks the stocks of 500 selected U.S. publicly-traded companies, the Russell 2000 Index tracks the stocks of 2,000 small publicly-traded U.S. companies, and the MSCI-EAFE Index tracks the stocks of approximately 1,000 companies in Europe, Australasia, and the Far East. The Lehman Aggregate Bond Index, the Salomon Brothers Non-Dollar World Government Bond Index and the Salomon Brothers Currency-Hedged Non-Dollar World Government Bond Index each provide a broad measure of bond performance. The Lehman Aggregate Bond Index tracks more than 5,000 investment-grade corporate and government bonds, including mortgage-backed securities. The Salomon Brothers Non-Dollar World Government Bond Index tracks institutionally traded government bonds with a remaining maturity of one year or longer and with amounts outstanding of at least $25 million. The Salomon Brothers Currency-Hedged Non-Dollar World Government Bond Index tracks these same securities hedged against the U.S. dollar.
--------------------------------------------------------------------------------

           o In both the charts and tables, the returns shown for the Funds are for periods before the creation of share classes on January 4, 1999. All existing Fund shares were designated Class A shares on that date. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the tables, but not the bar charts, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

           o The Class B shares are newly offered commencing January 4, 1999. Class B performance would have been lower than that shown for Class A shares, because of higher fund expenses and the effects of the contingent deferred sales charge.

          When you consider this information, please remember that the Funds' past performance is not necessarily an indication of how they will perform in the future.

          CITISELECT FOLIO 100 INCOME

          The Fund is newly offered and does not have any investment returns at the date of this prospectus. For up-to-date yield information, please call 1-800-625-4554.

CITISELECT FOLIO 200 CONSERVATIVE
TOTAL RETURN (WITHOUT SALES CHARGE)
(per calendar year -- Class A)

--------------------------------------------------------------------------------
                              CITISELECT FOLIO 200

                            1997                8.03%
                            1998                6.94%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)

FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

 ..............................................................................
                                                                Quarter Ending
 ..............................................................................
Highest  6.71%                                                 June 30, 1997
 ..............................................................................
Lowest  (4.27%)                                             September 30, 1998
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

 .................................................................................................................................
                                                                                                                   Life of Fund
                                                                                                                       Since
                                                                                                    1 Year         June 17, 1996
 .................................................................................................................................
Class A (with maximum sales charge)                                                                  2.13%             3.57%
 .................................................................................................................................
Class B                                                                                               N/A               N/A
 .................................................................................................................................
Lehman Aggregate Bond Index                                                                          9.47%             9.78%
 .................................................................................................................................
S&P 500 Index                                                                                       28.58%            29.58%
 .................................................................................................................................
Russell 2000 Index                                                                                  (2.55%)            8.59%
 .................................................................................................................................
MSCI-EAFE Index                                                                                     20.33%             9.31%
 .................................................................................................................................
Salomon Bros. Non-$ World Gov't Bond Index                                                          17.80%             7.28%
 .................................................................................................................................
Salomon Bros. Currency-Hedged Non-$ World Gov't Bond Index                                          11.53%            12.51%
---------------------------------------------------------------------------------------------------------------------------------

CITISELECT FOLIO 300 BALANCED
TOTAL RETURN (WITHOUT SALES CHARGE)
(per calendar year -- Class A)

--------------------------------------------------------------------------------
                              CITISELECT FOLIO 300

                            1997                9.86%
                            1998                6.59%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

 ..............................................................................
                                                           Quarter Ending
 ..............................................................................
Highest  8.71%                                            December 31, 1998
 ..............................................................................
Lowest  (7.51%)                                          September 30, 1998
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

 .................................................................................................................................
                                                                                                                   Life of Fund
                                                                                                                       Since
                                                                                                    1 Year         June 17, 1996
 .................................................................................................................................
Class A (with maximum sales charge)                                                                  1.79%             4.60%
 .................................................................................................................................
Class B                                                                                               N/A               N/A
 .................................................................................................................................
Lehman Aggregate Bond Index                                                                          9.47%             9.78%
 .................................................................................................................................
S&P 500 Index                                                                                       28.58%            29.58%
 .................................................................................................................................
Russell 2000 Index                                                                                  (2.55%)            8.59%
 .................................................................................................................................
MSCI-EAFE Index                                                                                     20.33%             9.31%
 .................................................................................................................................
Salomon Bros. Non-$ World Gov't Bond Index                                                          17.80%             7.28%
 .................................................................................................................................
Salomon Bros. Currency-Hedged Non-$ World Gov't Bond Index                                          11.53%            12.51%
---------------------------------------------------------------------------------------------------------------------------------

CITISELECT FOLIO 400 GROWTH
TOTAL RETURN (WITHOUT SALES CHARGE)
(per calendar year -- Class A)

--------------------------------------------------------------------------------
                              CITISELECT FOLIO 400

                            1997                10.25%
                            1998                 4.54%

--------------------------------------------------------------------------------

HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

 ..............................................................................
                                                            Quarter Ending
 ..............................................................................
Highest  11.99%                                            December 31, 1998
 ..............................................................................
Lowest  (12.76%)                                           September 30, 1998
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

 .................................................................................................................................
                                                                                                                   Life of Fund
                                                                                                                       Since
                                                                                                    1 Year         June 17, 1996
 .................................................................................................................................
Class A (with maximum sales charge)                                                                 (0.69%)            3.86%
 .................................................................................................................................
Class B                                                                                               N/A               N/A
 .................................................................................................................................
S&P 500 Index                                                                                       28.58%            29.58%
 .................................................................................................................................
Lehman Aggregate Bond Index                                                                          9.47%             9.78%
 .................................................................................................................................
Russell 2000 Index                                                                                  (2.55%)            8.59%
 .................................................................................................................................
MSCI-EAFE Index                                                                                     20.33%             9.31%
 .................................................................................................................................
Salomon Bros. Non-$ World Gov't Bond Index                                                          17.80%             7.28%
 .................................................................................................................................
Salomon Bros. Currency-Hedged Non-$ World Gov't Bond Index                                          11.53%            12.51%
---------------------------------------------------------------------------------------------------------------------------------

CITISELECT FOLIO 500 GROWTH PLUS
TOTAL RETURN (WITHOUT SALES CHARGE)
(per calendar year -- Class A)
--------------------------------------------------------------------------------

                              CITISELECT FOLIO 500

                            1997               11.99%
                            1998                1.59%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)

FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

 ..............................................................................
                                                             Quarter Ending
 ..............................................................................
Highest  13.92%                                              December 31, 1998
 ..............................................................................
Lowest  (17.57%)                                             September 30, 1998
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1998

 .................................................................................................................................
                                                                                                                  Life of Fund
                                                                                                                     Since
                                                                                                 1 Year        September 3, 1996
 .................................................................................................................................
Class A (with maximum sales charge)                                                              (3.49%)              3.46%
 .................................................................................................................................
Class B                                                                                            N/A                N/A
 .................................................................................................................................
S&P 500 Index                                                                                    28.58%              33.76%
 .................................................................................................................................
Lehman Aggregate Bond Index                                                                       9.47%               9.95%
 .................................................................................................................................
Russell 2000 Index                                                                               (2.55%)             12.17%
 .................................................................................................................................
MSCI-EAFE Index                                                                                  20.33%              11.49%
 .................................................................................................................................
Salomon Bros. Non-$ World Gov't Bond Index                                                       17.80%               6.39%
 .................................................................................................................................
Salomon Bros. Currency-Hedged Non-$ World Gov't Bond Index                                       11.53%              12.35%
---------------------------------------------------------------------------------------------------------------------------------

Fund Fees and Expenses

        These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                    CITISELECT              CITISELECT             CITISELECT
FEES PAID DIRECTLY FROM YOUR INVESTMENT                             FOLIO 100               FOLIO 200               FOLIO 300
 ..................................................................................................................................
SHARE CLASS (Class descriptions begin on page 16)              Class A     Class B     Class A     Class B     Class A     Class B
 ..................................................................................................................................
Maximum Sales Charge (Load) Imposed on Purchases                4.50%       None        4.50%        None       4.50%       None
 ..................................................................................................................................
Maximum Deferred Sales Charge (Load)                            None(1)     4.50%(2)    None(1)     4.50%(2)    None(1)     4.50%(2)
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..................................................................................................................................
Management Fees                                                 0.50%       0.50%       0.75%       0.75%       0.75%       0.75%
 ..................................................................................................................................
Distribution (12b-1) Fees                                       0.50%       0.75%       0.50%       0.75%       0.50%       0.75%
 ..................................................................................................................................
Other Expenses (administrative, shareholder servicing and
  other expenses)                                               0.25%(4)    0.25%(4)    0.25%       0.25%       0.25%       0.25%

 ..................................................................................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.25%       1.50%       1.50%       1.75%       1.50%       1.75%
----------------------------------------------------------------------------------------------------------------------------------

(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class
    B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) Each Fund invests in multiple underlying mutual funds. This table reflects the expenses of each Fund and the underlying funds in which it invests.
(4) "Other Expenses" for CitiSelect Folio 100 is based on estimated amounts for the current fiscal year. If "Other Expenses" of
    CitiSelect Folio 100 were to exceed this amount, Citibank has agreed to waive its Management Fee to the extent necessary to keep Total Annual Fund Operating Expenses for Class A shares from exceeding 1.25% and for Class B shares from exceeding 1.50%.
    However, this fee waiver is voluntary and may be terminated at any time.

----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                           CITISELECT              CITISELECT
FEES PAID DIRECTLY FROM YOUR INVESTMENT                                                    FOLIO 400               FOLIO 500
 ..................................................................................................................................
SHARE CLASS (Class descriptions begin on page 16)                                     Class A     Class B     Class A     Class B
 ..................................................................................................................................
Maximum Sales Charge (Load) Imposed on Purchases                                       5.00%        None       5.00%        None
 ..................................................................................................................................
Maximum Deferred Sales Charge (Load)                                                   None(1)      5.00%(2)   None(1)      5.00%(2)
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..................................................................................................................................
Management Fees                                                                        0.75%       0.75%       0.75%       0.75%
 ..................................................................................................................................
Distribution (12b-1) Fees                                                              0.50%       1.00%       0.50%       1.00%
 ..................................................................................................................................
Other Expenses (administrative, shareholder servicing and other expenses)              0.25%       0.25%       0.25%       0.25%
 ..................................................................................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.50%       2.00%       1.50%       2.00%
----------------------------------------------------------------------------------------------------------------------------------
(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class
    B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) Each Fund invests in multiple underlying mutual funds. This table reflects the expenses of each Fund and the underlying funds in which it invests.

          EXAMPLE

          These examples are intended to help you compare the cost of investing in a Fund to the cost of investing in other mutual funds. The examples assume that:

           o  you invest $10,000 in a Fund for the time periods indicated;

           o  you pay the maximum applicable sales charge;

           o  you reinvest all dividends; and

           o you then sell all your shares at the end of those periods, if you own Class A shares.

          If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The examples also show the effects of the conversion of Class B shares to Class A shares after 8 years.

          The examples also assume that:

           o each investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of these examples and is not a prediction of any Fund's future performance; and

           o the Funds' operating expenses shown in the Fund Fees and Expenses table remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
                                                                   1 Year       3 Years      5 Years     10 Years
 .................................................................................................................
CITISELECT FOLIO 100
 .................................................................................................................
Class A                                                             $572         $829          --           --
 .................................................................................................................
Class B
 .................................................................................................................
  Assuming redemption at end of period                              $603         $774          --           --
 .................................................................................................................
  Assuming no redemption                                            $153         $474          --           --
-----------------------------------------------------------------------------------------------------------------

CITISELECT FOLIO 200
 .................................................................................................................
Class A                                                             $596         $903        $1,232       $2,160
 .................................................................................................................
Class B
 .................................................................................................................
  Assuming redemption at end of period                              $628         $851        $1,049       $1,997
 .................................................................................................................
  Assuming no redemption                                            $178         $551        $  949       $1,997
-----------------------------------------------------------------------------------------------------------------

CITISELECT FOLIO 300
 .................................................................................................................
Class A                                                             $596         $903        $1,232       $2,160
 .................................................................................................................
Class B
 .................................................................................................................
  Assuming redemption at end of period                              $628         $851        $1,049       $1,997
 .................................................................................................................
  Assuming no redemption                                            $178         $551        $  949       $1,997
-----------------------------------------------------------------------------------------------------------------

CITISELECT FOLIO 400
 .................................................................................................................
Class A                                                             $645         $950        $1,278       $2,201
 .................................................................................................................
Class B
 .................................................................................................................
  Assuming redemption at end of period                              $703         $927        $1,178       $2,199
 .................................................................................................................
  Assuming no redemption                                            $203         $627        $1,078       $2,199
-----------------------------------------------------------------------------------------------------------------

CITISELECT FOLIO 500
 .................................................................................................................
Class A                                                             $645         $950        $1,278       $2,201
 .................................................................................................................
Class B
 .................................................................................................................
  Assuming redemption at end of period                              $703         $927        $1,178       $2,199
 .................................................................................................................
  Assuming no redemption                                            $203         $627        $1,078       $2,199
-----------------------------------------------------------------------------------------------------------------

                                                         -----------------------
                                                         YOUR CITISELECT ACCOUNT
                                                         -----------------------

Your CitiSelect Account

          CHOOSING A SHARE CLASS

          Each Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

           o Front-end load -- there is an initial sales charge of 4.50% or less (5.00% or less in the case of CitiSelect Folio 400 and CitiSelect Folio 500)

           o  Lower sales charge rates for larger investments

           o  Annual distribution/service fee of up to 0.50%

           o  Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

           o  No initial sales charge

           o The deferred sales charge declines from 4.50% (5.00% in the case of CitiSelect Folio 400 and CitiSelect Folio 500) to 1.00% over five years, and is eliminated if you hold your shares for six years or more

           o Annual distribution/service fee of up to 0.75% (1.00% in the case of CitiSelect Folio 400 and CitiSelect Folio 500)

           o  Automatic conversion to Class A shares after 8 years

          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called
          12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

          SALES CHARGES -- CLASS A SHARES

           o Class A shares are sold at net asset value plus a front-end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The tables below show the rate of sales charge that you pay, depending on the amount that you purchase.

           o The tables below also show the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals who sell shares of the Funds receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial professionals that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.50% of the average daily net assets represented by the Class A shares sold by them.

-----------------------------------------------------------------------------------------------------------------
                        CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300
------------------------------------------------------------------------------------------------------------------
                                                                                                      BROKER/
                                                                    SALES CHARGE    SALES CHARGE       DEALER
                                                                     AS A % OF       AS A % OF       COMMISSION
                                                                      OFFERING          YOUR         AS A % OF
AMOUNT OF YOUR INVESTMENT                                              PRICE         INVESTMENT    OFFERING PRICE
 ..................................................................................................................
Less than $25,000                                                      4.50%           4.71%           4.05%
 ..................................................................................................................
$25,000 to less than $50,000                                           4.00%           4.17%           3.60%
 ..................................................................................................................
$50,000 to less than $100,000                                          3.50%           3.63%           3.15%
 ..................................................................................................................
$100,000 to less than $250,000                                         2.50%           2.56%           2.25%
 ..................................................................................................................
$250,000 to less than $500,000                                         1.50%           1.52%           1.35%
 ..................................................................................................................
$500,000 or more                                                       none*           none*        up to 1.00%

-----------------------------------------------------------------------------------------------------------------
                                   CITISELECT FOLIO 400 AND CITISELECT FOLIO 500
-----------------------------------------------------------------------------------------------------------------
                                                                                                      BROKER/
                                                                    SALES CHARGE    SALES CHARGE       DEALER
                                                                     AS A % OF       AS A % OF       COMMISSION
                                                                      OFFERING          YOUR         AS A % OF
AMOUNT OF YOUR INVESTMENT                                              PRICE         INVESTMENT    OFFERING PRICE
 ..................................................................................................................
Less than $25,000                                                      5.00%           5.26%           4.50%
 ..................................................................................................................
$25,000 to less than $50,000                                           4.00%           4.17%           3.60%
 ..................................................................................................................
$50,000 to less than $100,000                                          3.50%           3.63%           3.15%
 ..................................................................................................................
$100,000 to less than $250,000                                         3.00%           3.09%           2.70%
 ..................................................................................................................
$250,000 to less than $500,000                                         2.00%           2.04%           1.80%
 ..................................................................................................................
$500,000 or more                                                       none*           none*        up to 1.00%
-----------------------------------------------------------------------------------------------------------------
* A contingent deferred sales charge may apply in certain instances. See below.

           o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

           o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

           o If you invest at least $500,000 in a Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

           o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
              (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The tables below show the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
       CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300
--------------------------------------------------------------------------------
SALE DURING                                            CDSC ON SHARES BEING SOLD
 ................................................................................
1st year since purchase                                          4.50%
 ................................................................................
2nd year since purchase                                          4.00%
 ................................................................................
3rd year since purchase                                          3.00%
 ................................................................................
4th year since purchase                                          2.00%
 ................................................................................
5th year since purchase                                          1.00%
 ................................................................................
6th year (or later) since purchase                                None

--------------------------------------------------------------------------------
                 CITISELECT FOLIO 400 AND CITISELECT FOLIO 500
--------------------------------------------------------------------------------
SALE DURING                                            CDSC ON SHARES BEING SOLD
 ................................................................................
1st year since purchase                                          5.00%
 ................................................................................
2nd year since purchase                                          4.00%
 ................................................................................
3rd year since purchase                                          3.00%
 ................................................................................
4th year since purchase                                          2.00%
 ................................................................................
5th year since purchase                                          1.00%
 ................................................................................
6th year (or later) since purchase                               None
--------------------------------------------------------------------------------

           o Financial professionals selling Class B shares receive a commission based upon the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. The commission is 4.00% of the purchase price of Folio 100, Folio 200 and Folio 300 Class B shares, and 4.50% of the purchase price of Folio 400 and Folio 500 Class B shares. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

           o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

           o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

           o To ensure that you pay the lowest CDSC possible, the Funds will always use the Class B shares with the lowest CDSC to fill your sell requests.

           o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

           o If you acquired your Class B shares through an exchange from another Fund or from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          From time to time, the Fund's distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Funds. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

          The Funds' distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

           o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

           o  Reduced sales charge plan for qualified groups.

           o  Right of Accumulation.

           o  Letter of Intent.

          CDSC

           o  Redemptions made within one year of the death of the shareholder.

           o Lump sum or other distributions from IRAs and certain other retirement accounts.

           o  Redemptions made under a Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Funds' Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES

          Shares of the CitiSelect Portfolios are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Funds' distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Funds. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Funds and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Funds' transfer agent. NAV is the value of a single share of a Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears, usually within two business days.

          If you are a customer of a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          Each Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Funds invest close early, NAV will be calculated as of the close of those markets.

          Each Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Funds may price securities at fair value. Fair value is determined in accordance with procedures approved by the Funds' Board of Trustees. When the Funds use the fair value pricing method, a security may be priced higher or lower than if the Funds had used a market quotation to price the same security.

          For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Funds use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's NAV is calculated, the securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Funds' transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Funds' transfer agent or, if you are a customer of a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by calling the Funds' transfer agent or, if you are a customer of a Service Agent, your Service Agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds' transfer agent. You are responsible for making sure that your redemption request is in proper form.

          Each Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact the Funds' transfer agent or, if you are a customer of a Service Agent, your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

           o  shares representing capital appreciation and

           o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by

           o  shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. Each Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Funds permit you to repurchase Class A shares in the same Fund, up to the dollar amount of the shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of each other Fund and certain CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you are a customer of a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Funds' transfer agent, subject to any applicable sales charge. You cannot exchange shares until a Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you generally will be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS

          Each Fund pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend on the following schedule:

          For CITISELECT FOLIO 100, monthly.

          For CITISELECT FOLIO 200 and CITISELECT FOLIO 300, quarterly during the months of March, June, September and December.

          For CITISELECT FOLIO 400 and CITISELECT FOLIO 500, annually during the month of December.

          Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional shares of the applicable class. There is no sales charge on these shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year each Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the distributing Fund's net asset value per share. As a result, if you buy shares just before a Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., each Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                                         -----------------------
                                                         MANAGEMENT OF THE FUNDS
                                                         -----------------------

Management of the Funds

          MANAGER

          The CitiSelect Portfolios draw on the strength and experience of Citibank. Citibank is the investment manager of each Fund, and subject to policies set by the Funds' Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $327 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiSelect" is a registered trademark of Citicorp.

          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Funds. However, in making investment decisions for the Funds, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Funds.

          Richard Goldman, a Vice President of Citibank, has been the overall portfolio manager of the Funds since January 1999 and is responsible for determining asset allocations, supervising and monitoring the performance of the Citibank personnel described below who are responsible for the Funds' securities, and supervising and monitoring the performance of the subadvisers. Mr. Goldman's investment experience is discussed below.

          The following subadvisers currently manage the following kinds of securities for the Funds:

          SMALL CAP VALUE SECURITIES: Franklin Advisory Services, Inc., One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024. Franklin Advisory Services is a registered investment adviser. Together with its affiliates, Franklin Advisory Services, Inc. managed assets totalling $220.2 billion and advised 116 U.S.- based open-end mutual funds as of December 31, 1998. William
          J. Lippman, President of Franklin Advisory Services or its predecessor since 1988, has been responsible for the daily management of U.S. small cap value securities since the Funds' inception.

          LARGE CAP VALUE SECURITIES: SSBC Fund Management, Inc. (formerly known as Mutual Management Corp.) (SSBC), 388 Greenwich Street, New York, New York 10013. SSBC, an affiliate of Citibank, is a registered investment adviser that, as of December 31, 1998, managed approximately $27 billion in assets. SSBC took over responsibility for the daily management of the Funds' large cap value securities on January 22, 1999. Prior to this date, Miller Anderson & Sherrerd, LLP, was responsible for the daily management of large cap value securities. SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Frances A. Root, a Managing Director of SSBC and a Senior Equity Portfolio Manager since 1994, has been responsible for the daily management of large cap value securities since January 22, 1999. She joined Smith Barney Capital Management in 1992 as a Vice President and Equity Portfolio Manager and in 1994 became a Managing Director of SSBC and a Senior Equity Portfolio Manager. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years and prior to that, with E.F. Hutton & Company, Inc.

          INTERNATIONAL EQUITY SECURITIES: Hotchkis and Wiley, 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400. Hotchkis and Wiley was founded in 1980 and is a division of Merrill Lynch Asset Management, L.P., a registered investment adviser. As of February 28, 1999, Hotchkis and Wiley managed approximately $14.3 billion in assets. Harry W. Hartford and Sarah H. Ketterer have been responsible for the daily management of international equity securities since the Funds' inception. Mr. Hartford joined Hotchkis and Wiley in 1994, where he has been responsible for international investment research in the U.K. and Europe, and where he has served on the Investment Policy Committee. Prior to joining Hotchkis and Wiley, Mr. Hartford was with The Investment Bank of Ireland (now Bank of Ireland Asset Management), as a Senior Manager, where he gained 10 years of experience in both international and global equity management. Ms. Ketterer, a Managing Director and Portfolio Manager, joined Hotchkis and Wiley in 1990, where she has been responsible for international investment research in the Asia-Pacific, Japan and Canadian regions, and where she has served on the Investment Policy Committee. Prior to joining Hotchkis and Wiley in 1990, Ms. Ketterer was an associate with Bankers Trust and an analyst at Dean Witter.

          HIGH YIELD DEBT SECURITIES: Salomon Brothers Asset Management Inc (SBAM Inc), 7 World Trade Center, New York, New York 10048. SBAM Inc, an affiliate of Citibank, has been a registered investment adviser since 1989. Together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM manages approximately $27 billion in assets. SBAM Inc began to manage the Funds' high yield bond securities on May 1, 1999, the date on which this asset class was added to the Funds. SBAM Inc is an indirect wholly owned subsidiary of Citigroup Inc. Beth A. Semmel, a Managing Director of SBAM Inc since 1996 and a member of its Investment Policy Committee, is responsible for the daily management of the Fund's high yield securities. Ms. Semmel is a Portfolio Manager and Senior Analyst responsible for SBAM Inc's high yield portfolios, for evaluating high yield securities and for covering consumer-related industries. Ms. Semmel joined SBAM Inc in May 1993 as a Vice President and Analyst. Formerly, Ms. Semmel was with Morgan Stanley Asset Management as a high yield bond analyst, and prior to that, with Kidder Peabody as an equity analyst.

          FOREIGN FIXED INCOME SECURITIES: Salomon Brothers Asset Management Limited (SBAML), Victoria Plaza, 111 Buckingham Palace Road, London SWIS OSB, U.K. SBAML, an affiliate of Citibank, began operations in 1990 and is a U.S. registered investment adviser. Together with SBAML affiliates in New York, Frankfurt, Tokyo and Hong Kong, SBAM manages approximately $27 billion in assets. SBAML took over responsibility for the daily management of the Funds' foreign fixed income securities on March 1, 1999. Prior to that date, Pacific Investment Management Company was responsible for the daily management of the Funds' foreign fixed income securities. SBAML is a wholly owned indirect subsidiary of Citigroup Inc. David Scott is the portfolio manager. Mr. Scott is a Managing Director, Portfolio Manager and Investment Policy Committee Member of SBAML. Mr. Scott joined SBAML in April 1994 as Director and Head of Global Fixed Income responsible for their global bond products and has been a Portfolio Manager for SBAML and SBAM Inc since that time. Prior to joining SBAML, Mr. Scott worked for four years at JP Morgan Investment Management where he had responsibility for global and non-dollar portfolios, and prior to that, for Mercury Asset Management.

          The following individuals at Citibank are responsible for the management of all other Fund investments:

          LARGE CAP GROWTH SECURITIES: Richard Goldman, Vice President, has been responsible first as a co-manager and then as manager, for the daily management of large cap growth securities since the Funds' inception. Mr. Goldman is a Senior Investment Officer and lead portfolio manager for the Focused Growth Large Cap Funds and has been a member of the Large Cap Growth Team since June 1994. He joined Citibank in 1985 as an assistant portfolio manager, working on quantitative portfolio strategies. Within the investment unit, he has had responsibilities in both product development and portfolio management. From September 1988 through June 1994, Mr. Goldman served as Director of Institutional Investor Relations, where his responsibilities included managing Citicorp's relationships with its investors and rating agencies. He currently manages, or co-manages, approximately $6 billion of total assets at Citibank.

          SMALL CAP GROWTH SECURITIES: Marguerite Wagner, Vice President and Senior Portfolio Manager, has been responsible for the daily management of the Funds' small cap growth securities since January 1999. Ms. Wagner joined Citibank in 1985. Since 1995, she has had portfolio management and research analyst responsibility for an internal mid-cap common trust fund and private equity managed accounts. From 1992 through the end of 1994, Ms. Wagner was a member of the small capitalization equity management group of Citibank Global Asset Management. Prior to 1992, she managed portfolios for the Private Banking Group of Citibank.

          DOMESTIC INVESTMENT GRADE FIXED INCOME SECURITIES: Mark Lindbloom, Vice President, has been responsible for the daily management of domestic investment grade fixed income securities since the Funds' inception, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 19 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

          Citibank is responsible for recommending the hiring, termination or replacement of any subadviser and for supervising and monitoring the performance of any subadviser. Certain of the Funds' underlying mutual funds have applied for exemptive relief from the Securities and Exchange Commission which would permit those funds to employ other or additional subadvisers without shareholder approval. The requested exemptive relief also would permit the terms of existing subadvisory agreements to be changed and the employment of existing subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without shareholder approval if those changes or continuation are approved by the underlying funds' Board of Trustees. There is no assurance that the SEC will grant the requested relief. This prospectus will be revised and shareholders notified if a Subadviser is changed or added.

          MANAGEMENT FEES

          For the services Citibank and the subadvisers provided under management agreements for each of the Funds (other than CitiSelect Folio 100) and their underlying mutual funds for their fiscal years ended October 31, 1998, Citibank and the subadvisers received a total of 0.75% of each Fund's average daily net assets. The annual management fee for CitiSelect Folio 100 is 0.50% of that Fund's average daily net assets for its then current fiscal year.

                                                            --------------------
                                                            MORE ABOUT THE FUNDS
                                                            --------------------

More About the Funds

          The Funds' goals, principal investments and risks are summarized in FUNDS AT A GLANCE. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          The Funds' principal investment strategies are the strategies that, in the opinion of Citibank, are most likely to achieve each Fund's investment goal. Of course, there can be no assurance that any Fund will achieve its goal. Please note that each Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, a Fund's portfolio managers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. Each Fund's goal and strategies may be changed without shareholder approval.

          Each Fund is a diversified asset allocation mutual fund that invests in a mix of equity and fixed income securities. Each Fund's asset mix is designed by Citibank to offer a different level of potential return with a corresponding amount of risk. For example, equity securities typically have greater potential for growth of capital than fixed income securities, and have the potential to outperform fixed income securities over the long term. However, equity securities generally are more volatile. Fixed income securities sometimes go up in value when equity securities go down. As a result, a Fund investing a higher percentage of its assets in equity securities may, over time, have the potential to generate higher returns than a Fund investing more in fixed income securities, but it may be more volatile and a riskier investment. In making asset allocations, Citibank studies the long term performance and relationships between these asset classes. Each Fund's asset mix is determined by Citibank to be an optimal combination of stocks and bonds that maximizes potential returns for the level of risk associated with the Fund's investment goal. Of course, there can be no assurance that the Funds will perform as intended.

----------------------------------------------------------------------------
                                                    ASSET CLASS RANGE*
                                                                      FIXED
                                              EQUITY                 INCOME
 ............................................................................
CITISELECT FOLIO 100                           0- 20%               80- 100%
 ............................................................................
CITISELECT FOLIO 200                          20- 40%                60- 80%
 ............................................................................
CITISELECT FOLIO 300                          40- 60%                40- 60%
 ............................................................................
CITISELECT FOLIO 400                          60- 80%                20- 40%
 ............................................................................
CITISELECT FOLIO 500                          75-100%                 0- 25%
----------------------------------------------------------------------------

* If derivatives or other investment techniques are used in managing the assets of an asset class, those derivatives or other investment techniques will be counted as part of the assets in that asset class. Similarly, if cash is received by the underlying funds in the equity or fixed income asset class, and the cash is temporarily invested in short-term money market instruments, those instruments will be included in the percentage limitations for that asset class.

          Citibank allocates each Fund's assets between equity and fixed income securities (each of these types of securities is referred to as an asset class) generally within the percentage ranges provided in the chart above. However, cash flows into or out of a Fund, or changes in market valuations, could produce different results. Citibank monitors each Fund's asset mix daily and conducts quarterly reviews to determine whether to rebalance the Fund's investments. Rebalancing may be accomplished over a period of time, subject to any regulatory restrictions. In seeking to achieve these individual goals, securities are sold when a Fund needs cash to meet redemptions, or when the managers' price objective for a security has been met, or when the managers believe that better opportunities exist, or that a security no longer fits within the managers' overall strategies for achieving the Fund's goals.

          Citibank may further allocate each Fund's equity securities among large cap securities, small cap securities and international securities, and each Fund's fixed income securities among U.S. and foreign government and corporate bonds and between high yield debt securities and investment grade debt securities. Of course, Citibank is not required to allocate each Fund's assets among all of these types of equity and fixed income securities at all times. These further allocations are intended to maximize returns while managing overall volatility. Each asset class and the types of securities in that class are described below.

          MANAGEMENT STYLE. In allocating assets while seeking to maximize returns for a given risk level, Citibank employs a multi-style, multi-manager strategy. Citibank believes that there are investment cycles when securities with particular characteristics, or those selected based on a particular investment style, outperform other securities in the same broad asset class.

          To implement this strategy, Citibank has recommended that the Funds employ subadvisers with expertise managing specific types of securities or managing in a particular style. The following subadvisers currently manage the following kinds of securities:

--------------------------------------------------------------------------------
small cap value securities             Franklin Advisory Services, Inc.
 ................................................................................
large cap value securities             SSBC Fund Management, Inc.
 ................................................................................
international equity securities        Hotchkis and Wiley
 ................................................................................
foreign fixed income securities        Salomon Brothers Asset Management Limited
 ................................................................................
high yield debt securities             Salomon Brothers Asset Management Inc
--------------------------------------------------------------------------------

          Citibank manages all other kinds of securities, including large cap growth, small cap growth and domestic investment grade fixed income securities. Citibank monitors and supervises the activities of the subadvisers and may terminate the services of any subadviser at any time.

          Each Fund invests in multiple underlying mutual funds, or Portfolios. Each Portfolio invests directly in securities in a particular type, such as large cap growth securities and related investments, or foreign fixed income securities and related investments. See "Investment Structure" on page 31.

          THE EQUITY CLASS

          Each Fund generally diversifies its equity securities among large cap issuers, small cap issuers and international issuers. Citibank believes that longer term investors with diversified equity portfolios have a higher probability of achieving their investment goals with lower levels of volatility than those who have not diversified. The mix of equity securities varies from Fund to Fund. For example, CitiSelect Folio 400 currently emphasizes securities of small cap issuers and international issuers to a greater extent than CitiSelect Folios 200 and 300. CitiSelect Folio 500 currently emphasizes securities of small cap issuers and international issuers to a greater extent than CitiSelect Folio 400. The types of equity securities emphasized may change over time and in different market conditions, and there is no requirement that each Fund invest in each type of equity security.

          LARGE CAP ISSUERS. Large cap issuers are those which have market capitalizations, at the time the securities are purchased, within the top 1,000 stocks of the equity market. At December 31, 1998, issuers within the top 1,000 stocks had market capitalizations of at least $1.9 billion. In selecting large cap securities, the Funds emphasize securities issued by established companies with stable operating histories. Each Fund may invest in both large cap growth stocks and in large cap value stocks.

          SMALL CAP ISSUERS. Small cap issuers are those which have market capitalizations, at the time the securities are purchased, below the top 1,000 stocks of the equity market. At December 31, 1998, the maximum capitalization of issuers in this category was below $1.9 billion. These stocks may include stocks in the Russell 2000 Index, which is an index of small cap stocks. Small cap companies generally have negligible dividend yields and high levels of volatility. They may offer more profit opportunity during certain economic conditions than large and medium sized companies, but they also involve special risks. Each Fund may invest in both small cap growth stocks and small cap value stocks.

          INTERNATIONAL ISSUERS. International issuers are those based outside the United States. The Funds emphasize securities included in the MSCI EAFE Index, which contains securities of companies located in Europe, Australia and the Far East. The Funds also may invest in emerging market equity securities. There may be investment opportunities in overseas markets not present in the U.S., and market performance in the U.S. and abroad may not be the same or highly correlated. However, overseas investments, particularly in emerging markets, involve special risks.

          See "Risks" for more information about the risks associated with investing in equity securities.

         -----------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?
          EQUITY SECURITIES generally represent an ownership interest (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). While equity securities historically have been more volatile than fixed income securities, they historically have produced higher levels of total return.
         -----------------------------------------------------------------------

          THE FIXED INCOME CLASS

          Each Fund generally diversifies its fixed income securities among U.S. and non-U.S. investment grade corporate debt obligations, securities issued by the U.S. government and its agencies and instrumentalities, investment grade securities issued by foreign governments, and U.S. and non-U.S. high yield debt securities. The mix of fixed income securities varies from Fund to Fund. There is no requirement that each Fund invest in each type of fixed income security.

          The Funds may invest in securities with all maturities, including long bonds (10+ years), intermediate notes (3 to 10 years) and short-term notes (1 to 3 years).

          GOVERNMENT SECURITIES. U.S. government securities are high quality instruments issued or guaranteed as to principal and interest by the U.S. government or by an agency or instrumentality of the U.S. government. U.S. government securities have minimal credit risk. Securities issued or guaranteed as to principal and interest by foreign governments or agencies or instrumentalities of foreign governments (which include securities of supranational agencies) also may provide opportunities for income with minimal credit risk. Even though government securities have minimal credit risk, they still fluctuate in value when interest rates change.

          INVESTMENT GRADE CORPORATE BONDS. Corporate bonds are used by U.S. and foreign corporate issuers to borrow money from investors, and may have varying maturities. Bonds also have varying degrees of quality and varying degrees of sensitivity to changes in interest rates. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's or which Citibank or a subadviser believes to be of comparable quality. Securities rated Baa or BBB and securities of comparable quality may have speculative characteristics. The values of lower quality bonds generally fluctuate more than higher quality bonds. Investment in bonds of U.S. and foreign corporate issuers may provide higher levels of current income than government securities.

          HIGH YIELD DEBT OBLIGATIONS. High yield debt obligations, also called "junk bonds," are fixed income securities that are generally rated in the lower rating categories, if rated, and many are rated below investment grade. The Funds' high yield securities may include debt securities of U.S. and non-U.S. issuers rated in medium or lower rating categories or determined to be of comparable quality. Some of the Funds' securities may be rated, at the time of purchase, as low as Caa by Moody's or CCC by S&P or may be deemed to be of comparable quality. Medium and low rated and comparable unrated securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher rated securities. However, these securities also involve significantly greater risks, including greater risk of default in the payment of interest and principal and greater price volatility, than higher rated securities. No Fund anticipates investing more than 25% of its assets in securities rated below investment grade.

          See "Risks" for more information about the risks associated with investing in fixed income securities.

         -----------------------------------------------------------------------
          WHAT ARE FIXED INCOME SECURITIES?
          FIXED INCOME SECURITIES generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS and MORTGAGE-BACKED and ASSET-BACKED SECURITIES. Fixed income securities, in general, offer a fixed stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is normally a secondary objective. The value of fixed income securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other market and credit factors.
         -----------------------------------------------------------------------

          DERIVATIVES. The Funds may use derivatives in order to protect (or "hedge") against changes in interest rates, currency fluctuations or the prices of securities held or to be bought. The Funds may also use a wide variety of derivatives for non-hedging purposes, to enhance potential gains or generate income. In addition, the Funds may use derivatives to manage the maturity or duration of fixed income securities. Derivatives that the Funds may use include futures (including bond, interest rate and stock index futures), options on securities and on futures (including options on interest rate and stock index futures), interest rate swaps, equity swaps, and other types of available swap agreements, including caps, collars and floors. The Funds may also enter into forward foreign currency contracts, purchase foreign currency futures, or purchase or write options on foreign currencies, or enter into currency swaps and other similar transactions. Derivatives may be used alone or in combination with other derivatives. In some cases, the derivatives purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guarantees counterparty performance. Over-the-counter derivatives, however, are not guaranteed. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). The Fund's ability to use derivatives may also be limited by tax considerations.

          The Funds' use of derivatives may involve leveraging. Under leveraging, a relatively small investment may produce substantial losses or gains for a Fund, well beyond the Fund's initial investment.

         -----------------------------------------------------------------------
          WHAT ARE SHORT SALES?
          When a Fund's portfolio manager anticipates that the price of a security will decline, the manager may enter into an agreement to sell the security even though the Fund does not own it. This technique is called SELLING SHORT. The Fund will then borrow the same security from a broker or other institution in order to complete the sale. The Fund must later purchase the security in order to return the security borrowed. If the portfolio manager has predicted accurately, the price at which the Fund buys the security will be less than the price at which the Fund earlier sold the security, creating a profit for the Fund. However, if the price of the security goes up during this period, the Fund will be forced to buy the security for more than its sale price, causing a loss to the Fund. Non-U.S. currencies may also be sold short.
         -----------------------------------------------------------------------

          DEFENSIVE STRATEGIES. The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

          INVESTMENT STRUCTURE. The Funds do not invest directly in securities. Instead, each Fund invests in multiple Portfolios. Each Portfolio invests in securities in a particular asset class, in particular types of securities or in securities of particular maturities or duration. Currently the CitiSelect Portfolios invest in Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, U.S. Fixed Income Portfolio, High Yield Portfolio, International Portfolio and Foreign Bond Portfolio. Each Portfolio is a mutual fund with its own investment goals and policies. The Portfolios buy, hold and sell securities in accordance with these goals and policies. Of course, there can be no assurance that the Funds or the Portfolios will achieve their goals.

          Each Fund may withdraw its investment in any Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. Each Portfolio may change its investment goals and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund and its other investors at least 30 days before implementing any change in its investment goals. A change in investment goals, policies or restrictions may cause a Fund to withdraw its investment in a Portfolio. If the Fund were to withdraw, the Fund could either invest in another mutual fund or pooled investment vehicle or invest directly in securities. Upon withdrawal, the Fund could receive securities from a Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

          Each Fund bears its share of each Portfolio's fees and expenses. The total fees of each Fund and the underlying Portfolios are reflected in the fee tables in "Funds at a Glance".

          Certain investment restrictions of each Portfolio cannot be changed without approval by the investors in that Portfolio. Of course, a Fund could be outvoted, or otherwise adversely affected, by other investors in a Portfolio.

          Each of the Funds is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time a Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Funds pay to brokers or dealers when they buy and sell securities. The "Financial Highlights" section of this prospectus shows the portfolio turnover rate of each Fund and for the past fiscal year, of each underlying portfolio in which the Funds invest.

          Citibank and the subadvisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Funds or other accounts over which Citibank, the subadvisers or their affiliates exercise investment discretion. Each Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Funds will "pay up" only if Citibank or the subadviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which that adviser exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. Remember that you may receive little or no return on your investment in the Funds. You may lose money if you invest in these Funds.

          The risks of investing in each Fund vary depending on the securities it holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Conversely, Funds investing more of their assets in equity securities may be more susceptible to greater price volatility than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Funds' shares will change daily as the value of their underlying securities change. This means that your shares of a Fund may be worth more or less when you sell them than when you bought them.

          It is also possible that the Funds will not perform as intended. For example, CitiSelect Folio 100 is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be more volatile than one or more of the other Funds.

          EQUITY SECURITIES. Equity securities are subject to market risk that historically has resulted in greater price volatility than exhibited by fixed income securities.

          GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the portfolio managers' skill in assessing the growth potential of companies. An investment in growth securities may underperform certain other stock investments during periods when growth stocks are out of favor.

          VALUE INVESTING. The success of a Fund's value investment strategy depends largely on the portfolio managers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the security's price to decline further) or do not change or because the portfolio managers are incorrect in their determinations. In addition, an investment in value stocks may underperform certain other stock investments (growth stocks, for example) during periods when value stocks are out of favor.

          SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited financial or management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be volatile, causing the Funds' share prices to be volatile.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Funds' share prices to go down.

          CREDIT RISK. Some issuers may not make payments on debt securities held by the Funds. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations, and the prices of these securities may be more volatile.

          JUNK BONDS. Credit risk is more pronounced with so-called "junk bonds" which are debt obligations that are rated below investment-grade. The risk of default may be greater and the market for these securities may be less active, making it more difficult to sell the securities at reasonable prices, and also making valuation of the securities more difficult. A Fund may incur additional expenses if an issuer defaults and the Fund tries to recover some of its losses in a bankruptcy or other similar proceeding.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

           o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

           o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

           o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

           o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

           o Each Fund may invest in issuers located in emerging, or developing, markets.

           o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

           o All of the risks of investing in foreign securities are heightened by investing in developing countries.

           o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. A Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. In addition, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk, and their prices may be very volatile.

          CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

          DERIVATIVES. The Funds' use of derivatives, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets; causing the Funds' share prices to go down. In addition, each Fund's ability to use derivatives successfully depends on its portfolio managers' ability to accurately predict movements in stock prices, interest rates, currency exchange rates or other economic factors and the availability of liquid markets. If the portfolio managers' predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. When the Fund invests in over-the-counter derivatives, there is also the risk that a counterparty may fail to honor its contract.

          In some instances, a Fund's use of derivatives may have the effect of leveraging the Fund. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

          SHORT SALES. The Funds may engage in short sales. Losses from short sales may be unlimited.

          EURO CONVERSION. Each Fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities held by the Funds are presently unclear. European financial markets, and therefore, the Funds could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The Funds could also be adversely affected if the computing, accounting and trading systems used by their service providers are not capable of processing transactions related to the euro. These issues may negatively affect the operations of the companies in which the Funds invest as well.

          YEAR 2000. The Funds could be adversely affected if the computer systems used by the Funds or their service providers are not programmed to accurately process information on or after January 1, 2000. The Funds, and their service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Funds. The Funds also could be adversely affected if the issuers of securities held by the Funds do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems. Funds that invest in foreign securities may be particularly susceptible to these potential Year 2000 problems.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report which is incorporated by reference into the Statement of Additional Information and which is available upon request.

                                CITISELECT FOLIO 200 CONSERVATIVE                      CITISELECT FOLIO 300 BALANCED
 ...........................................................................................................................
                               Year         Ten Months          June 17,             Year       Ten Months         June 17,
                              Ended              Ended          1996+ to            Ended            Ended         1996+ to
                        October 31,        October 31,      December 31,      October 31,      October 31,     December 31,
                               1998               1997              1996             1998             1997             1996
 ...........................................................................................................................
Net Asset Value,
  beginning of period        $11.33             $10.50            $10.00           $11.71           $10.66           $10.00
 ...........................................................................................................................
Income From Operations:
Net investment income         0.240              0.138             0.128            0.187            0.101            0.088
Net realized and
  unrealized gain
  (loss) on investments       0.068++            0.722             0.506           (0.036)           0.974            0.671
 ...........................................................................................................................
Total from operations         0.308              0.860             0.634            0.151            1.075            0.759
 ...........................................................................................................................
Less Distributions From:
Net investment income        (0.172)            (0.007)           (0.112)          (0.138)          (0.002)          (0.075)
Net realized gain on
  investments                (0.186)            (0.023)           (0.022)          (0.243)          (0.023)          (0.024)
In excess of net income        --                 --                --               --               --               --
In excess of realized
  gains on investments         --                 --                --               --               --               --
 ...........................................................................................................................
Total from distributions     (0.358)            (0.030)           (0.134)          (0.381)          (0.025)          (0.099)
 ...........................................................................................................................
Net Asset Value, end of
  period                     $11.28             $11.33            $10.50           $11.48           $11.71           $10.66
 ...........................................................................................................................
Total return                   2.84%              8.21%**           6.38%**          1.38%           10.09%**          7.61%**
 ...........................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)    $206,313           $166,203          $102,775         $340,455         $325,193         $195,428
Ratio of expenses to
  average net assets (A)       1.50%              1.50%*            1.50%*           1.50%            1.50%*           1.50%*
Ratio of net investment
  income to average net
  assets                       2.70%              2.88%*            2.84%*           2.09%            2.30%*           2.38%*
Portfolio turnover (B)          121%+++            177%              147%             132%+++          154%             132%

Note: If agents of the Funds and the agents of respective Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share                  $0.238             $0.126            $0.076           $0.187           $0.100           $0.060
RATIOS:
Expenses to average net
  assets (A)                   1.52%              1.75%*            2.66%*           1.50%            1.52%*           2.26%*
Net investment income
  to average net assets        2.68%              2.63%*            1.68%*           2.09%            2.28%*           1.62%*

(A) Includes allocated expenses for the periods indicated from the respective portfolios.
(B) Portfolio turnover represents, for CitiSelect Folios 200 and 300, the rates of portfolio activity of Asset Allocation
    Portfolios 200 and 300, respectively, the underlying portfolios through which the Funds invested until October 31, 1997.
*   Annualized.
**  Not annualized.
+   Commencement of Operations.
++  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss)
    on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market value of the investments.
+++ For the fiscal year ended October 31, 1998, the Funds invested all of their investable assets in Large Cap Growth
    Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio,
    Intermediate Income Portfolio, Foreign Bond Portfolio and Short-Term Portfolio, whose portfolio turnover rates were 50%,
    61%, 51%, 47%, 43%, 98%, 693% and 0%, respectively at October 31, 1998. The Funds currently invest in High Yield
    Portfolio and U.S. Fixed Income Portfolio, and no longer invest in Short-Term Portfolio and Intermediate Income
    Portfolio.

                                   CITISELECT FOLIO 400 GROWTH                       CITISELECT FOLIO 500 GROWTH PLUS
 ...........................................................................................................................
                               Year         Ten Months          June 17,             Year       Ten Months     September 3,
                              Ended              Ended          1996+ to            Ended            Ended         1996+ to
                        October 31,        October 31,      December 31,      October 31,      October 31,     December 31,
                               1998               1997              1996             1998             1997             1996
 ...........................................................................................................................
Net Asset Value,
  beginning of period        $12.01             $10.82            $10.00           $12.08           $10.69           $10.00
 ...........................................................................................................................
Income From Operations:
Net investment income         0.090              0.037             0.042            0.053            0.044            0.019
Net realized and
  unrealized gain
  (loss) on investments      (0.417)             1.183             0.841           (0.786)           1.346            0.701
 ...........................................................................................................................
Total from operations        (0.327)             1.220             0.883           (0.733)           1.390            0.720
 ...........................................................................................................................
Less Distributions From:
Net investment income        (0.079)            (0.003)           (0.029)          (0.083)            --             (0.019)
Net realized gain on
  investments                (0.244)            (0.027)            0.034)          (0.154)            --               --
In excess of net income        --                 --                --               --               --             (0.001)
In excess of realized
  gains on investments         --                 --                --               --               --             (0.010)
 ...........................................................................................................................
Total from
  distributions              (0.323)            (0.030)           (0.063)          (0.237)            --             (0.030)
 ...........................................................................................................................
Net Asset Value, end of
  period                     $11.36             $12.01            $10.82           $11.11           $12.08           $10.69
 ...........................................................................................................................
Total return                  (2.73)%            11.28%**           8.84%**         (6.14)%          13.00%**          7.20%**
 ...........................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)    $410,350           $455,747          $253,556         $163,540         $202,823          $85,072
Ratio of expenses to
  average net assets (A)       1.47%              1.65%*            1.75%*           1.48%            1.72%*           1.75%*
Ratio of net investment
  income to average net
  assets                       1.26%              1.39%*            1.39%*           0.72%            0.88%*           1.09%*
Portfolio turnover (B)           62%++             151%              130%             171%++            92%              27%

Note: If agents of the Funds and the agents of respective Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share                  $0.090             $0.037            $0.028           $0.053           $0.040           $0.001
RATIOS:

Expenses to average net
  assets (A)                   1.47%              1.65%*            2.20%*           1.48%            1.80%*           2.80%*
Net investment income
  to average net assets        1.26%              1.39%*            0.93%*           0.72%            0.80%*           0.04%*

(A) Includes allocated expenses for the periods indicated from the respective portfolios.
(B) Portfolio turnover represents, for CitiSelect Folios 400 and 500, the rates of portfolio activity of Asset Allocation
    Portfolios 400 and 500, respectively, the underlying portfolios through which the Funds invested until October 31, 1997.
*   Annualized.
**  Not annualized.
+   Commencement of Operations.
++  For the fiscal year ended October 31, 1998, the Funds invest all of their investable assets in Large Cap Growth
    Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio,
    Intermediate Income Portfolio, Foreign Bond Portfolio and Short-Term Portfolio, whose portfolio turnover rates were 50%,
    61%, 51%, 47%, 43%, 98%, 693% and 0%, respectively at October 31, 1998. The Funds currently invest in High Yield
    Portfolio and U.S. Fixed Income Portfolio, and no longer invest in Short-Term Portfolio and Intermediate Income
    Portfolio.

                                                                        --------
                                                                        Appendix
                                                                        --------

Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

              [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

              [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

              [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

              [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

              [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)

              [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

              [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

              [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

              [] separate accounts used to fund certain unregistered variable annuity contracts

              [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

              [] shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any CitiFund the terms of which entitle those shareholders to purchase shares of a Fund or any CitiFund at net asset value without a sales charge

              [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999

              [] employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in a Fund or in any combination of the Funds and CitiFunds must total a minimum of $1 million

              []  accounts associated with Copeland Retirement Programs

              [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                  o it is assumed that shares not subject to the contingent
                    deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                  o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                  o any applicable contingent deferred sales charge will be
                    deferred upon an exchange of Class A shares for Class A shares of another Fund or any CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                  o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

               [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a Fund or a CitiFund), if:

                  o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                  o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

               [] an investor who has a business relationship with a financial executive or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                  o the investor redeems shares of another mutual fund sold
                    through the investment firm that previously employed that financial executive or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                  o the redemption is made within 60 days prior to the
                    investment in a Fund, and

                  o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

          The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

          The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

          To obtain free copies of the SAI and the Annual and SemiAnnual Reports or to make other inquiries, please call toll-free 1-800-625-4554.

          The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.



SEC File Number: 811-4006                                                CSP599

                                      Rule 497(c) File Nos. 2-90518 and 811-4006

                                                                  Statement of
                                                        Additional Information
                                                                   May 3, 1999

CITISELECT(R) FOLIO 100 INCOME
CITISELECT(R) FOLIO 200 CONSERVATIVE
CITISELECT(R) FOLIO 300 BALANCED
CITISELECT(R) FOLIO 400 GROWTH
CITISELECT(R) FOLIO 500 GROWTH PLUS

    CitiFunds Trust I (formerly known as "Landmark Funds I") (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust offers shares of CitiSelect(R) Folio 100 Income, CitiSelect(R) Folio 200 Conservative, CitiSelect(R) Folio 300 Balanced, CitiSelect(R) Folio 400 Growth and CitiSelect(R) Folio 500 Growth Plus (collectively, the "Funds"), to which this Statement of Additional Information relates, as well as shares of one other series. The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----
 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  23
 5. Performance Information and Advertising ..............................  24
 6. Determination of Net Asset Value; Valuation of Securities ............  26
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  27
 8. Management ...........................................................  34
 9. Portfolio Transactions ...............................................  42
10. Description of Shares, Voting Rights and Liabilities .................  43
11. Tax Matters ..........................................................  45
12. Certain Bank Regulatory Matters ......................................  46
13. Financial Statements .................................................  47

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated May 3, 1999, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 47 hereof. These financial statements can be found in the Funds' Annual Report to Shareholders. An investor may obtain copies of the Funds' Prospectus and Annual Report without charge by calling 1-800-625-4554.

THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Trust I (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called Landmark Funds I until its name was changed effective March 2, 1998. This Statement of Additional Information relates to five funds offered by the Trust -- CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative, CitiSelect Folio 300 Balanced, CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus (collectively, the "Funds"). Prior to May 3, 1999 the Funds were known as CitiSelect Folio 100, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500.

    The Trust seeks the investment objective of each Fund by investing all of its investable assets in multiple underlying investment companies or series thereof. Currently, these investment companies are Large Cap Value Portfolio, Small Cap Value Portfolio, U.S. Fixed Income Portfolio, International Portfolio, Foreign Bond Portfolio, High Yield Portfolio, Large Cap Growth Portfolio and Small Cap Growth Portfolio (collectively, the "Portfolios"). The Portfolios (other than Large Cap Growth Portfolio, High Yield Portfolio and Small Cap Growth Portfolio, which are series of The Premium Portfolios) are series of Asset Allocation Portfolios (collectively, with The Premium Portfolios, the "Portfolio Trusts"). The Portfolio Trusts are open-end, diversified management investment companies organized as New York trusts. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Citibank, N.A. ("Citibank" or the "Manager") is investment adviser and also provides certain administrative services to each of the Funds. Citibank manages the investments of the Funds from day to day in accordance with each Fund's investment objective and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by CFBDS, Inc., the Funds' distributor ("CFBDS" or the "Distributor").

                    2.  INVESTMENT OBJECTIVES AND POLICIES

    Each Fund invests in a mix of equity and fixed income securities that is designed by Citibank to offer a different level of potential return with a different amount of risk. The investment objective (or goal) of each Fund is as follows:

    The investment objective of CitiSelect Folio 100 Income is as high a level of current income as is consistent with a dominant emphasis on fixed income securities and a small allocation to equity securities.

    The investment objective of CitiSelect Folio 200 Conservative is as high a total return over time as is consistent with a primary emphasis on fixed income securities, and a secondary emphasis on equity securities.

    The investment objective of CitiSelect Folio 300 Balanced is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

    The investment objective of CitiSelect Folio 400 Growth is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

    The investment objective of CitiSelect Folio 500 Growth Plus is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

    The investment objective of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.

    The Prospectus contains a discussion of the principal investment strategies of each Fund and the principal risks of investing in each Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of each Fund.

    CitiSelect Folio 100 Income is expected to be the least volatile of the five Funds and is designed for the investor who is seeking current income with relatively low risk but with some growth potential. CitiSelect Folio 200 Conservative is designed for the investor who is seeking relatively low risk provided by substantial investments in fixed income securities, but who also seeks some capital growth. CitiSelect Folio 300 Balanced is designed for the investor seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income investment component to temper volatility. CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus are designed for the investor willing and able to take higher risks in the pursuit of long- term capital appreciation. CitiSelect Folio 500 Growth Plus is expected to be the most volatile of the five Funds, and is designed for investors who can withstand greater market swings to seek potential long-term rewards. CitiSelect Folio 400 Growth is designed for investors seeking long-term rewards, but with less volatility.

    The Trust may withdraw the investment of any Fund from one or more of its underlying Portfolios at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with its investment policies. Except as otherwise expressly noted, the policies described above and those described below are not fundamental and may be changed without shareholder approval.

                  3.   DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The Funds may, but need not, invest in any or all of the investments and utilize any or all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's and, as applicable, the Subadvisers' investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the Manager's or a Subadviser's opinion, make economic sense.

BANK OBLIGATIONS

    Each of the Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Each Fund invests in shares of underlying investment companies or Portfolios in accordance with Section 12(d)(1)(G) of the 1940 Act. Each Portfolio may invest its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    Each Fund may purchase securities rated Baa by Moody's Investor's Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

LOWER RATED DEBT SECURITIES

    The Funds may invest in lower rated fixed income securities (commonly known as "junk bonds"), to the extent described in the Prospectus. The lower ratings of certain securities held by the Funds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Funds more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Funds had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

    Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's or S&P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

    Like those of other fixed-income securities, the values of lower rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund's net asset value. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Manager will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

    Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

CALL FEATURES

    Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

ZERO-COUPON BONDS AND "PAYMENT-IN-KIND" BONDS

    The Funds may invest in "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Funds are required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Funds to liquidate investments in order to satisfy its dividend requirements.

MORTGAGE-BACKED SECURITIES

    Each of the Funds may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

    Each Fund may also invest in collateralized mortgage obligations or "CMOs," a type of mortgage-backed security. CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

    Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of a Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

    The Funds may enter into mortgage "dollar roll" transactions pursuant to which they sell mortgage-backed securities for delivery in the future and simultaneously contract to repurchase substantially similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. However, a Fund takes the risk that the market price of the mortgage-backed security will drop below the future purchase price. When a Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. A "covered roll" is a specific type of dollar roll for which a Fund establishes a segregated account with liquid securities equal in value to the securities subject to repurchase by the Fund. The Funds will invest only in covered rolls.

CORPORATE ASSET-BACKED SECURITIES

    Each of the Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receiv-ables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, each of the Funds may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, none of the Funds invests more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager and to each Subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

SECURITIES OF NON-U.S. ISSUERS

    Each of the Funds may invest in securities of non-U.S. issuers. Investing in securities of foreign issuers may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The Funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

REPURCHASE AGREEMENTS

    Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although that Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral, would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower) or a fee from the borrower in the event the collateral consists of securities. Where the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund, would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager or a Subadviser to be of good standing. In addition, a Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. The Manager or a Subadviser will make loans only when, in the judgment of the Manager or Subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Manager or a Subadviser determines to make loans, it is not intended that the value of the securities loaned would exceed 30% of the market value of the respective Fund's total assets.

WHEN-ISSUED SECURITIES

    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities, but the Fund may sell them before the settlement date. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds intend to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

SHORT SALES

    The Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.

    A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. Thus a Fund's losses on short sales are potentially unlimited. The Funds may also engage in short sales of non-U.S. currencies. See "Foreign Currency Exchange Transactions" below.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The Funds may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency, as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

    The Funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A Fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein. A forward contract entered into by a Fund may involve the purchase or sale, for a fixed amount of U.S. currency, of another currency. Each of the Funds may also enter into forward contracts for the purchase or sale, for a fixed amount of a non-U.S. currency, of another non-U.S. currency.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Manager or a Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If a Fund owns securities in that currency, the Manager or Subadviser may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

    At the maturity of a forward contract, a Fund will either deliver the non-U.S. currency or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where a Fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    When a Fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, a Fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, a Fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    Each of the Funds may also engage in short sales of non-U.S. currencies in which a Fund would sell a currency that it did not own in anticipation of a fall in the value of that currency relative to U.S. dollars or another foreign currency. A Fund may do this even if it does not hold any securities or other assets denominated in the non-U.S. currency being sold short. In order for the Fund to deliver the currency sold short, it would be required to purchase the currency. If the expected decline occurs, the Fund would gain the difference between the price at which it sold the currency, and the price it paid for the currency. However, if the price of the currency increases, the Fund would suffer a loss to the extent that the purchase price of the currency exceeds the price of the currency it sold short. A Fund's losses on such short sales are potentially unlimited.

    Each Fund has established procedures consistent with policies of the Securities and Exchange Commission concerning forward contracts and short sales. Those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

    Each of the Funds may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When a Fund purchases a put option on a currency, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the Fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. Each Fund may purchase put or call options on currencies, even if the Fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the Fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

    The Funds may write options on currencies for hedging purposes or otherwise in an attempt to achieve their investment objectives. For example, where a Fund anticipates a decline in the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received. If the expected decline does not occur, the Fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the Fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. As with a short sale of a security or a currency, the losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. A Fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the Fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. Each of the Funds may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the-counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent a Fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of a Fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States or at the applicable Subadviser's place of business, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the Manager or a Subadviser are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the Funds.

    Put and call options on non-U.S. currencies written by a Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The Funds may engage in proxy hedges and cross hedges. For example, in a proxy hedge, a Fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. Fox example, the Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the Fund's holdings denominated in the currency sold.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

    Each of the Funds may also purchase and sell foreign currency futures contracts as more fully discussed under "Futures Contracts" below, and engage in currency swaps and other similar transactions as more fully discussed under "Swaps and Related Transactions" below.

    Of course, a Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the Manager or a Subadviser. It should be realized that under certain circumstances, the Funds may not be able to hedge against a decline in the value of a currency, even if the Manager or a Subadviser deems it appropriate to try to do so, because doing so would be too costly. It should also be realized that transactions entered into to protect the value of a Fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Investors should also be aware of the increased risk to a Fund and its shareholders when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of a Fund's other assets. Although a Fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the Fund against risk of loss. Furthermore, the Funds' use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

OPTIONS

    Each of the Funds may write call and put options and purchase call and put options on securities for hedging and nonhedging purposes. Call and put options written by a Fund will be covered in the manner set forth below, or the Fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or liquid securities in a segregated account. A put option written by a Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

    When a Fund writes a call option, the Fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The Fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    A Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the Fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the Fund does not hold the underlying security, the Fund's loss could be unlimited.

    A Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that a Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security later appreciates in value. A Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    Each of the Funds may purchase options for hedging purposes or to increase the Fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the Fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the Fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the Fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    Each of the Funds may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the premium would be lost.

    Call options may also be purchased in order to increase a Fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a Fund owns, when a Fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Each of the Funds may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    Each of the Funds may cover call options on securities indices by owning securities whose price changes, in the opinion of the Manager or a Subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A Fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although a Fund will only write call or put options on securities indices that are covered, covering an option does not protect the Fund from risk of loss.

    A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    Each of the Funds may purchase put options on securities indices when the Manager or Subadviser believes that there may be a decline in the prices of the securities covered by the index. The Fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the Fund's loss will be limited to the premium paid for the option plus related transaction costs.

    A Fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. A Fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Manager or a Subadviser desires that a Fund engage in such a transaction.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from purchasing or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Manager's or a Subadviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When a Fund purchases or writes securities index options as a hedging technique, the Fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.

    A Fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The Funds may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

    Each of the Funds may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" above. Each of the Funds may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The Funds' use of options may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    Each of the Funds may enter into futures contracts, including bond futures contracts, interest rate futures contracts, stock index futures contracts and/ or foreign currency futures contracts. Such investment strategies may be used for hedging purposes and for nonhedging purposes, subject to applicable law.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    Futures contracts based on debt securities provide for the delivery and acceptance of securities, although such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into. Interest rate futures, which are typically based on shorter-term interest rates, such as overnight to six-month time periods, settle in cash only rather than by delivery of the underlying instrument.

    A Fund may purchase or sell interest rate futures contracts or bond futures contracts to attempt to protect the Fund from fluctuations in interest rates, to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses, or in an effort to enhance potential gain, without actually buying or selling debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Bond futures may be used for nonhedging purposes. For example, even if the Fund were not trying to protect the value of any bonds held by it, if the Manager or a Subadviser anticipates that interest rates are about to rise, depressing future prices of bonds, the Manager or Subadviser may sell bond futures short, closing out the position later at a lower price, if the future prices fall, as expected. If the prices do not fall, the Fund would experience a loss and such loss may be unlimited.

    Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a purchase would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although futures on individual equity securities are not available in United States markets, futures contracts on individual equity securities may be available in foreign markets, and may be purchased or sold by the Funds.

    Each of the Funds may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    Each of the Funds may purchase and sell foreign currency futures contracts to attempt to protect its current or intended investments from fluctuations in currency exchange rates or, for non-hedging purposes, in an attempt to benefit from such fluctuations. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. A Fund may also sell futures contracts in a foreign currency even if it does not hold securities denominated in such currency, if it anticipates a decline in the value of such currency.

    Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired. The Fund could also purchase futures contracts on a currency if it expected the currency to rise in value, even if the Fund did not anticipate purchasing securities denominated in that currency.

    Although the use of futures for hedging, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the underlying securities, currencies or indices.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's or a Subadviser's investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund entered into a futures contract in the belief that interest rates would increase, and interest rates decrease instead, the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. Generally speaking, CFTC regulations prohibit a Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that Fund's non-hedging futures positions and the premiums required to establish positions in options on futures, would exceed 5% of that Fund's net assets. These limitations apply only to instruments regulated by the CFTC, and may not apply to all of the Funds' transactions in futures contracts.

    Each Fund will comply with this CFTC requirement if applicable. In addition, an amount of cash or liquid securities will be maintained by each Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract, or a Fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts may expose a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss.

OPTIONS ON FUTURES CONTRACTS

    Each of the Funds may purchase and write options to buy or sell futures contracts in which the Fund may invest. Such investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    Each of the Funds may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account. A Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract,
(c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by a Fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract may be used as a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract may be used as a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    Each of the Funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

    Each of the Funds may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, a Fund can buy a call option on a bond futures contract when the Manager or Subadviser believes that the underlying futures contract will rise. If prices do rise, the Fund could exercise the option and acquire the underlying futures contract at the strike price or the Fund could offset the long call position with a sale and realize a profit. Or, a Fund can sell a call option if the Manager or Subadviser believes that futures prices will decline. If prices decline, the call will likely not be exercised and the Fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the Fund and acquire the underlying futures position at the strike price; the Fund's loss in this case could be unlimited.

    The Funds' use of options on futures contracts may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

CONVERTIBLE SECURITIES

    Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities purchased are not subject to the ratings requirements applicable to the Funds' purchase of fixed income investments.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SWAPS AND RELATED TRANSACTIONS

    Each Fund may enter into interest rate swaps, currency swaps, equity swaps and other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the currency exchange rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

    A Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund.

    The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, equity, currency or other factor that determines the amount of payments to be made under the arrangement. If the Manager or a Subadviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. No Fund will enter into any swap unless the Manager or Subadviser deems the counterparty to be creditworthy. If the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

    Swap agreements are subject to each Fund's overall limit that not more than 15% of its net assets may be invested in illiquid securities.

    Engaging in swap and related transactions may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a Fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the Funds because they create an obligation, or indebtedness, to someone other than the Funds' shareholders and enable a Fund to participate in gains and losses on an amount that exceeds its initial investment. If a Fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the Fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if a Fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the Fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify a Fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if a Fund purchases a stock call option, the Fund pays a premium in an amount equal to a fraction of the stock price, and in return, the Fund participates in gains on the full stock price. If there were no gains, the Fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a Fund otherwise invests, such as non-U.S. government securities.

    The use of derivatives may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

ADDITIONAL INFORMATION

    At times, a substantial portion of a Fund's assets may be invested in securities as to which a Fund, by itself or together with other funds and accounts managed by Citibank and its affiliates, holds all or a major portion. Although Citibank generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when Citibank believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect a Fund's net asset value. In addition, a Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Funds, and the Portfolio Trusts, on behalf of the Portfolios, have each adopted the following policies which may not be changed with respect to any of the foregoing Funds or Portfolios without approval by holders of a majority of the outstanding voting securities of that Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    None of the Funds or Portfolios may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, taken at market value. It is intended that the Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements, fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund or Portfolio more than 10% of the voting securities of such issuer to be held by the Fund or Portfolio; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund or Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's or Portfolio's total assets more than 5% of the Fund's or Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund or Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's or Portfolio's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund or Portfolio from purchasing or selling futures contracts or options thereon, and each of the Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio).

        (8) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in this Registration Statement is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund will not be considered a violation of policy.

                 5.  PERFORMANCE INFORMATION AND ADVERTISING

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of total rate of return. All performance information is historical and is not intended to indicate future performance. Total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be worth more or less than their original cost.

    Each Fund may provide its period, annualized, cumulative and average annual "total rates of return". The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized". An "annualized" total rate of return assumes that the period rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value changes over a stated period of time.

    A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.

    Average annual total return is a measure of a Fund's performance over time. It is determined by taking a Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of the investment at the end of the period. The redeemable value is then divided by the initial investment, and its quotient is taken to the Nth root (N representing the number of years in the period) and is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment date during the period.

    Each Fund may provide annualized "yield" quotations. the "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one year period and is shown as a percentage of the maximum public offering price on the last day of that period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Set forth below is average annual total rate of return information for the Class A shares of each Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. The return information relates to periods prior to January 4, 1999, when there were no sales charges on the purchase or sale of the Funds' shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Class B shares are newly offered and have no investment history. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been. CitiSelect Folio 100 Income is newly organized and had no operations at October 31, 1998.

                                               CITISELECT FOLIO 200 CONSERVATIVE
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------            -----------------
June 17, 1996
  (commencement of operations) to October 31, 1998 ...............................        5.31%*                 $1,130.72
One year ended October 31, 1998 ..................................................       (1.79)%                 $  981.74

                                                 CITISELECT FOLIO 300 BALANCED
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------            -----------------
    June 17, 1996
  (commencement of operations) to October 31, 1998 ...............................        5.95%*                 $1,146.96
One year ended October 31, 1998 ..................................................       (3.18)%                 $  963.11

                                                  CITISELECT FOLIO 400 GROWTH
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------            -----------------
    June 17, 1996
  (commencement of operations) to October 31, 1998 ...............................        4.86%*                 $1,119.10
One year ended October 31, 1998 ..................................................       (7.59)%                 $  924.35

                                                CITISELECT FOLIO 500 GROWTH PLUS
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------            -----------------
September 3, 1996
  (commencement of operations) to October 31, 1998 ...............................        3.64%*                 $1,080.15
One year ended October 31, 1998 ..................................................      (10.83)%                 $  892.05

----------
*Not Annualized.

    From time to time, advertising and marketing material of any of the Funds may include charts showing the historical performance of hypothetical portfolios comprised of classes of assets similar to those in which the Funds invest. The classes of assets will be represented by the historical performance of specific unmanaged indices. The information contained in such charts should not be viewed as a projection of results of any of the Funds or as the historical performance of any of the Funds. In addition, the past performance illustrated by such charts should not be viewed as a guarantee of future results.

    For advertising and sales purposes, the Funds will generally use the performance of Class A shares. All outstanding Fund shares were designated Class A shares on January 4, 1999. Performance prior to that date will be adjusted to include the sales charges currently in effect. Class A shares are sold at net asset value plus a current maximum sales charge of 4.50% (5.00% for CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus). Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but not the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each Fund is determined for each class on each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value is made once each day as of the close of regular trading on the Exchange by adding the market value of all securities and other assets attributable to the class (including its interest in its underlying Portfolios), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. In certain instances, securities are valued on the basis of valuations received from a single dealer, which is usually an established market maker in the security. In these instances, additional dealer valuations are obtained monthly. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the Funds. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premiums.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES

    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A shares are also subject to an annual distribution/service fee of up to .50%. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds, except CitiSelect Folio 100 Income which is newly offered. The example assumes a purchase on October 31, 1998 of Class A shares from a Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

                                                                             CITISELECT FOLIO 200          CITISELECT FOLIO 300
                                                                             --------------------          --------------------
Net Asset Value per share .............................................             $11.28                        $11.48
Per Share Sales Charge -- 4.50% of public offering price (4.71% of net
  asset value per share) ..............................................             $ 0.53                        $ 0.54
Per Share Offering Price to the Public ................................             $11.81                        $12.02

                                                                             CITISELECT FOLIO 400          CITISELECT FOLIO 500
                                                                             --------------------          --------------------
Net Asset Value per share .............................................             $11.36                        $11.11
Per Share Sales Charge -- 5.00% of public offering price (5.26% of net
  asset value per share) ..............................................             $ 0.60                        $ 0.58
Per Share Offering Price to the Public ................................             $11.96                        $11.69

    A Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the tables below. The Funds have established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                              CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------------                                         --------------             ---------------            --------------
Less than $25,000 ................................           4.50%                      4.71%                      4.05%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           2.50%                      2.56%                      2.25%
$250,000 to less than $500,000 ...................           1.50%                      1.52%                      1.35%
$500,000 or more .................................           none*                      none*                   up to 1.00%

                                         CITISELECT FOLIO 400 AND CITISELECT FOLIO 500

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------------                                         --------------             ---------------            --------------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           3.00%                      3.09%                      2.70%
$250,000 to less than $500,000 ...................           2.00%                      2.04%                      1.80%
$500,000 or more .................................           none*                      none*                   up to 1.00%

----------
*A contingent deferred sales charge may apply in certain instances. See "Sales Charge Waivers".

CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The tables below show the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

                       CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300
                       -------------------------------------------------------------------

SALE DURING                                                                            CDSC ON SHARES BEING SOLD
-----------                                                                            -------------------------
1st year since purchase                                                                          4.50%
2nd year since purchase                                                                          4.00%
3rd year since purchase                                                                          3.00%
4th year since purchase                                                                          2.00%
5th year since purchase                                                                          1.00%
6th year (or later) since purchase                                                               None

                                  CITISELECT FOLIO 400 AND CITISELECT FOLIO 500
                                  ---------------------------------------------

SALE DURING                                                                            CDSC ON SHARES BEING SOLD
-----------                                                                            -------------------------
1st year since purchase                                                                          5.00%
2nd year since purchase                                                                          4.00%
3rd year since purchase                                                                          3.00%
4th year since purchase                                                                          2.00%
5th year since purchase                                                                          1.00%
6th year (or later) since purchase                                                               None

    Class B shares pay distribution/service fees of up to 0.75% (up to 1.00% for CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus) of the average daily net assets represented by the Class B shares. Financial professionals selling Class B shares receive a commission based upon the purchase price of the Class B shares that they sell, except sales exempt from the CDSC. The commission is 4.00% of the purchase price of Folio 100, Folio 200 and Folio 300 Class B shares, and 4.50% of the purchase price of Folio 400 and Folio 500 Class B shares. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions and shares representing capital appreciation. Each Fund will assume that a redemption of Class B shares is made:

    [] first, of Class B shares representing capital appreciation

    [] next, of shares representing the reinvestment of dividends and capital gains distributions

    [] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.

    The holding period of Class B shares of a Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

SALES CHARGE WAIVERS

    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

      CLASS A--FRONT-END SALES CHARGE

      o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

      o Eligible Purchasers. Class A shares may be purchased without a sales charge by:

          [] tax exempt organizations under Section 501(c)(3-13) of the Internal
             Revenue Code

          [] trust accounts for which Citibank or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

          [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

          [] directors or trustees (and their immediate families), and retired directors and trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

          [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS, Inc. and its affiliates (including immediate families of the foregoing)

          [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

          [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

          [] employees of members of the National Association of Securities
             Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

          [] separate accounts used to fund certain unregistered variable annuity contracts

          [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

          [] shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of a Fund or any other CitiFund at net asset value without a sales charge

          [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999

          [] employee benefit plans qualified under Section 401 of the Internal
             Revenue Code, including salary reduction plans qualified under
             Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in a Fund or in any combination of CitiFunds must total a minimum of $1 million

          [] accounts associated with Copeland Retirement Programs

          [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

               + it is assumed that shares not subject to the contingent
                 deferred sales charge are the first redeemed followed by other shares held for the longest period of time

               + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

               + any applicable contingent deferred sales charge will be
                 deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

               + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

          [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

               + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

               + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

          [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

               + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

               + the redemption is made within 60 days prior to the investment in a Fund, and

               + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

      CONTINGENT DEFERRED SALES CHARGE:

      o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

      o Waivers. The CDSC will be waived in connection with:

          [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death

          [] a lump sum or other distribution in the case of an Individual
             Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2

          [] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

          [] a redemption resulting from a tax-free return of an excess contribution to an IRA

          [] redemptions made under a Fund's Systematic Withdrawal Plan

AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Funds' Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS

    The Funds make the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares, to exchange Fund shares for shares of other CitiFunds without, in many cases, the payment of a sales charge or to provide for the automatic withdrawal of cash. These programs may be changed or discontinued at any time. For more information, please contact your Service Agent.

REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

          [] have been in existence for more than six months

          [] have a purpose other than acquiring Fund shares at a discount

          [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

          [] have more than ten members

          [] be available to arrange for group meetings between representatives of the Funds and the members

          [] agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the distributor

          [] seek to arrange for payroll deduction or other bulk transmission of investments to the Funds

LETTER OF INTENT

    If an investor anticipates purchasing $25,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Funds' distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

          [] The shareholder or, if the shareholder is a customer of a Service
             Agent, his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.

          [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

          [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

          [] The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

          [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.

          [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

          [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.

    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.

RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the additional $50,000 purchase would be at the rate of 2.50% for CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced and 3.00% for CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus (in each case, the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Transfer Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SYSTEMATIC WITHDRAWAL PLAN

    Each Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem Class A or Class B shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.

    To participate in the Plan, you must complete the appropriate forms provided by your Service Agent.

REINSTATEMENT PRIVILEGE

    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Service Agents in writing at the time the privilege is exercised.

EXCHANGE PRIVILEGE

    Shares of each Fund may be exchanged for shares of the same class of certain other CitiFunds that are made available by your Service Agent, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds that offer only a single class of shares.

    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares are outstanding on January 4, 1999 will be able to exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.

    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

    You must notify your Service Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were: (a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or (d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

ADDITIONAL PURCHASE AND SALE INFORMATION

    Each Service Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. Your Service Agent is the shareholder of record for the shares of a Fund that you own.

    Investors may be able to establish new accounts in the Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the transfer agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds, the transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Funds, the transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"), exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8.  MANAGEMENT

    Each Fund is supervised by the Board of Trustees of the Trust. Each Portfolio is supervised by the Board of Trustees of Asset Allocation Portfolios or The Premium Portfolios, as the case may be. In each case, a majority of the Trustees are not affiliated with Citibank.

    The Trustees and officers of the Trust and the Portfolio Trusts and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trusts. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of the Portfolio Trusts is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE* (aged 47) -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY (aged 72) -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON (aged 59) -- Professor, Babson College (since September
1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, the Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY (aged 47) -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July 1990); Trustee, Mainstay Institutional Funds (since December
1990). Her address is P.O. Box 9572, New Haven, Connecticut.

HEATH B. MCLENDON* (aged 65) - Chairman, President, and Chief Executive Officer of SSBC Fund Management, Inc. (formerly known as Mutual Management Corp.) (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR. (aged 64) - Chairman of the Board of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February
1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN (aged 64) -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR. (aged 78) -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUSTS

ELLIOTT J. BERV (aged 56) -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE* (aged 47) -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN (aged 55) -- President and Director, Delta Financial, Inc. (since June 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January
1996); President and Secretary, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

C. OSCAR MORONG, JR. (aged 64) - Chairman of the Board of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February
1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III (aged 72) -- President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since
1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN (aged 64) -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

PHILIP W. COOLIDGE* (aged 47) -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU* (aged 28) -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

TAMIE EBANKS-CUNNINGHAM* (aged 26) -- Assistant Secretary of the Trust and the Portfolio Trusts; Office Manager, Signature Financial Group (Cayman) Ltd. (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

JOHN R. ELDER* (aged 50) -- Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc. (since April 1995); Assistant Treasurer, CFBDS (since April 1995); Treasurer, the Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).

LINDA T. GIBSON* (aged 33) -- Secretary of the Trust and the Portfolio Trusts; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

JAMES E. HOOLAHAN* (aged 52) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI* (aged 35) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994).

MOLLY S. MUGLER* (aged 47) -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN* (aged 30) -- Assistant Secretary of the Trust and the Portfolio Trusts; Office Manager, Signature Financial Group (Europe) Limited. Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON* (aged 50) -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER* (aged 39) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust and the Portfolio Trusts also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc. or their affiliates serve as the distributor or administrator.

    The Trustees of the Trust received the following remuneration from the Trust during its fiscal year ended October 31, 1998:

                                                             PENSION OR                              TOTAL COMPENSATION
                                       AGGREGATE        RETIREMENT BENEFITS        ESTIMATED           FROM TRUST AND
                                      COMPENSATION        ACCRUED AS PART       ANNUAL BENEFITS         FUND COMPLEX
    TRUSTEE                        FROM REGISTRANT(1)     OF FUND EXPENSES      UPON RETIREMENT     PAID TO TRUSTEES(1)
    -------                        ------------------     ----------------      ---------------     -------------------
Philip W. Coolidge ..............       $     0                 None                  None                $     0
Riley C. Gilley .................       $ 5,206                 None                  None                $41,500
Diana R. Harrington .............       $ 8,196                 None                  None                $59,000
Susan B. Kerley .................       $ 8,096                 None                  None                $55,000
Heath B. McLendon(2) ............       $     0                 None                  None                $     0
C. Oscar Morong, Jr. ............       $11,640                 None                  None                $71,000
E. Kirby Warren .................       $ 7,404                 None                  None                $49,000
William S. Woods, Jr. ...........       $ 7,434                 None                  None                $54,000

(1) Information relates to the fiscal year ended October 31, 1998. Messrs. Coolidge, Gilley, McLendon, Morong, Warren
    and Woods and Mses. Harrington and Kerley are trustees of 50, 34, 22, 41, 41, 27, 29 and 29 funds, respectively, of the family of open-end registered investment companies advised or managed by Citibank.
(2) Mr. McLendon was appointed as Trustee in February, 1999.

    As of April 9, 1999 all Trustees and officers as a group owned less than 1% of each Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or its affiliates as Service Agents of the Fund for the accounts of their respective clients.

    The Declaration of Trust of each of the Trust and the Portfolio Trusts provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank manages the assets of each Portfolio and provides certain administrative services to the Funds and the Portfolios pursuant to separate management agreements (the "Management Agreements"). Subject to such policies as the Board of Trustees of the Portfolio Trusts may determine, Citibank manages the securities of each Portfolio and makes investment decisions for each Portfolio. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for each Portfolio. Each Management Agreement with the Portfolio Trusts provides that Citibank may delegate the daily management of the securities of each Portfolio to one or more Subadvisers. Each Management Agreement with the Portfolio Trusts will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the applicable Portfolio Trust or by a vote of a majority of the outstanding voting securities of the applicable Portfolio, and, in either case, by a majority of the Trustees of the applicable Portfolio Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, each Management Agreement with the Trust will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Citibank provides the Funds and the Portfolios with general office facilities and supervises the overall administration of the Funds and the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Funds' or the Portfolios' independent contractors and agents; the preparation and filing of all documents required for compliance by the Funds or the Portfolios with applicable laws and regulations; and arranging for the maintenance of books and records of the Funds or the Portfolios. Trustees, officers, and investors in the Trust and the Portfolio Trusts are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust and the Portfolio Trusts.

    Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the applicable Portfolio Trust or the Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or Fund or by a vote of a majority of the Board of Trustees of the applicable Portfolio Trust or the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Management Agreement with the Portfolio Trusts provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Portfolio Trust. Each Management Agreement with the Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust.

    CitiSelect Folio 100 pays an aggregate management fee, which is accrued daily and paid monthly, of 0.50% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Each of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500 pays an aggregate management fee, which is accrued daily and paid monthly, of 0.75% of such Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This fee is higher than the management fee paid by most mutual funds. Citibank may reimburse any Fund or Portfolio or waive all or a portion of its management fees.

    For the period from June 17, 1996 (September 3, 1996 for CitiSelect Folio
500), commencement of operations, to December 31, 1996, all fees payable to Citibank under prior management agreements with the Trust with respect to CitiSelect Folio 200, CitiSelect Folio 300 and CitiSelect Folio 500 were voluntarily waived. For the period from June 17, 1996, commencement of operations, to December 31, 1996, the fees paid to Citibank, after waivers and reimbursements, under a prior management agreement with the Trust with respect to CitiSelect Folio 400 were $78,821. For the period from January 1, 1997 to October 31, 1997, the fees paid to Citibank, after waivers and reimbursements, under prior management agreements with the Trust were as follows: CitiSelect Folio 200 $35,899, CitiSelect Folio 300 $170,079, CitiSelect Folio 400 $299,950 and CitiSelect Folio 500 $120,606. For the period from November 1, 1997 to October 31, 1998, the fees paid to Citibank, after waivers and reimbursements, under the Management Agreements with the Trust were as follows: CitiSelect Folio 200 $440,035, CitiSelect Folio 300 $579,750, CitiSelect Folio 400 $439,941 and CitiSelect Folio 500 $140,476.

    Prior to November 1, 1997, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 invested their assets in, respectively, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400, and Asset Allocation Portfolio 500. For the period from June 17, 1996 (September 3, 1996 for Asset Allocation Portfolio
500), commencement of operations, to December 31, 1996, all fees payable to Citibank under prior management agreements with Asset Allocation Portfolios with respect to Asset Allocation Portfolio 200, Asset Allocation Portfolio 300 and Asset Allocation Portfolio 500 were voluntarily waived. For the period from June 17, 1996, commencement of operations, to December 31, 1996, the fees paid to Citibank, after waivers and reimbursements, under a prior management agreement with Asset Allocation Portfolios with respect to Asset Allocation Portfolio 400 were $133,692. For the period from January 1, 1997 to October 31, 1997, the fees paid to Citibank, after waivers and reimbursements, under prior management agreements with Asset Allocation Portfolios were as follows:
Asset Allocation Portfolio 200 $528,753, Asset Allocation Portfolio 300 $1,478,303, Asset Allocation Portfolio 400 $1,993,100 and Asset Allocation Portfolio 500 $698,291.

    Pursuant to a sub-administrative services agreement with Citibank, CFBDS performs such sub-administrative duties for the Trust and the Portfolio Trusts as from time to time are agreed upon by Citibank and CFBDS. For performing such sub-administrative services, CFBDS receives compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the Trust and the Portfolio Trusts. All such compensation is paid by Citibank.

    The Subadvisers listed below provide advisory services for the kinds of assets of each Fund noted opposite the Subadvisers' names.

    Small cap value securities -- Franklin Advisory Services

    Large cap value securities -- SSBC Fund Management, Inc. (formerly known as Mutual Management Corp.)

    International equity securities -- Hotchkis and Wiley

    Foreign fixed income securities -- Salomon Brothers Asset Management
Limited

    High yield debt securities -- Salomon Brothers Asset Management Inc

    It is the responsibility of the Subadviser to make the day-to-day investment decisions for their allocated assets of the Funds, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of Citibank. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Funds allocated to it and effecting securities transactions concerning those assets.

    The Submanagement Agreements with Franklin Advisory Services and
Hotchkis and Wiley will continue in effect as to each applicable Portfolio indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the applicable Portfolio Trust as to that Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    The Submanagement Agreement with SSBC Fund Management, Inc. will continue in effect indefinitely as long as after the first two years such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust as to Large Cap Value Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    The Submanagement Agreement with Salomon Brothers Asset Management Limited will continue in effect indefinitely as long as after the first two years such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust as to Foreign Bond Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    The Submanagement Agreement with Salomon Brothers Asset Management Inc will continue in effect indefinitely as long as after the first two years such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust as to High Yield Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    Each Submanagement Agreement provides that the applicable Subadviser may render services to others. Each Submanagement Agreement is terminable as to any Portfolio without penalty on not more than 60 days' nor less than 30 days' written notice by the applicable Portfolio Trust, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or by a vote of a majority of the Board of Trustees of the applicable Portfolio Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Submanagement Agreement may be terminated by the applicable Subadviser on not less than 90 days' written notice. Each Submanagement Agreement provides that neither the Subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for any Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Submanagement Agreement.

    The management fee is allocated among the Subadvisers at the annual rates equal to the percentages specified below of the aggregate assets managed by the particular Subadviser. Citibank retains any management fee in excess of amounts payable to the Subadvisers. Citibank pays the Subadvisers' fees to the extent they exceed the aggregate fee of 0.50% of CitiSelect Folio 100's average daily net assets or 0.75% of each other Fund's average daily net assets.

    Franklin Advisory Services
      0.55% on first $250 million
      0.50% on remaining assets

    SSBC Fund Management, Inc. (formerly known as Mutual Management Corp.)
      0.65% on the first $10 million
      0.50% on the next $10 million
      0.40% on the next $10 million
      0.30% on assets in excess of $30 million

    Hotchkis and Wiley
      0.60% on first $10 million
      0.55% on next $40 million
      0.45% on next $100 million
      0.35% on next $150 million
      0.30% on remaining assets

    Salomon Brothers Asset Management Limited
      0.30% on the first $200 million
      0.25% on assets in excess of $200 million

    Salomon Brothers Asset Management Inc
      0.45% on the first $100 million
      0.40% on assets in excess of $100 million

    The aggregate fees paid to each of the Subadvisers under prior submanagement agreements were as follows:

                                                   JUNE 17, 1996 (SEPTEMBER 3, 1996
                                                      FOR ASSET ALLOCATION
                                                             PORTFOLIO 500)
                                                      (COMMENCEMENT OF OPERATIONS)
                                                                   TO                   JANUARY 1, 1997 TO
SUBADVISER:                                                DECEMBER 31, 1996:            OCTOBER 31, 1997:
-----------                                        ---------------------------------    ------------------
Franklin Advisory Services                                       $123,189                     $716,245
Hotchkis and Wiley                                               $160,913                     $290,312
Pacific Investment Management Company(1)                         $123,950                     $474,072
Miller Anderson & Sherrerd, LLP(2)                               $ 90,990                     $580,234

    The aggregate fees paid to each of the Subadvisers under the Submanagement Agreements during the period from November 1, 1997 to October 31, 1998 were as follows:

SUBADVISER:
-----------
Franklin Advisory Services                                     $1,091,403
Hotchkis and Wiley                                             $1,082,007
Pacific Investment Management Company(1)                       $  900,099
Miller Anderson & Sherrerd, LLP(2)                             $  511,730

    (1) Pacific Investment Management Company served as Subadviser to Foreign Bond Portfolio prior to March 1, 1999. Since March 1, 1999, Salomon Brothers Asset Management Limited, an affiliate of Citibank, has managed the Foreign Bond Portfolio.

    (2) Miller Anderson & Sherrerd, LLP, served as Subadviser to Large Cap Value Portfolio prior to January 22, 1999. Since January 22, 1999, SSBC Fund Management, Inc. (formerly known as Mutual Management Corp.), an affiliate of Citibank, has managed the Large Cap Value Portfolio.

    Salomon Brothers Asset Management Inc has served as the Subadviser for the High Yield Portfolio since May 1, 1999.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of each Fund's shares pursuant to Distribution Agreements with the Trust with respect to each class of shares of the Funds (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Funds.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' written notice to the other party. Unless otherwise terminated each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of each Fund has a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plan related to Class A shares, a Fund may pay monthly fees at an annual rate not to exceed 0.50% of the average daily net assets of the Fund attributable to that class. Under the Plan related to Class B shares, CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative, and CitiSelect Folio 300 Balanced may pay monthly fees at an annual rate not to exceed 0.75% of the average daily net assets of the Fund attributable to that class, and CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus may pay monthly fees at an annual rate not to exceed 1.00% of the average daily net assets of the Fund attributable to that class. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Service Plan with respect to Class A shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plan with respect to Class B shares provides that the Distributor, dealers, and others may receive all or a portion of the deferred sales charges paid by Class B investors.

    The Service Plans permit the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the Distributor, and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plans for each Fund, the Trustees will review the Service Plans and the expenses for each Fund separately.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of a class's permitted expenses thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreements. For the periods from June 17, 1996 (September 3, 1996 for CitiSelect Folio 500), commencement of operations of the Funds, to December 31, 1996, January 1, 1997 to October 31, 1997, and November 1, 1997 to October 31, 1998, the fees paid to CFBDS, after waivers, under the Distribution Agreement for Class A shares were as follows: CitiSelect Folio 200, $158,021, $548,279 and $1,026,202, respectively; CitiSelect Folio 300,
$307,039, $1,102,327 and $1,796,242, respectively; CitiSelect Folio 400,
$394,103, $1,499,752 and $2,318,563, respectively; and CitiSelect Folio 500,
$83,802, $603,033 and $1,003,503, respectively.

    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. Payments may be made to the Service Agents or for other distribution expenses out of the distribution fees received by the Distributor and out of the Distributor's past profits or any other source available to it.

EXPENSES

    In addition to amounts payable under the Management Agreements and the Service Plans, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each Fund contains more information about the expenses of each Fund.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for each Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. Among other things, State Street calculates the daily net asset value for the Funds. Securities may be held by a sub-custodian bank approved by the Trustees.

    Each Portfolio Trust, on behalf of the Portfolios, has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for each Portfolio. Each Portfolio Trust, on behalf of the Portfolios, has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for each Portfolio. State Street Cayman also provides transfer agency services to each Portfolio.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, is counsel for each Fund.

                          9.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of Citibank or a Subadviser and who is appointed and supervised by senior officers of Citibank or by a Subadviser. The portfolio manager may serve other clients in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Manager, the Subadvisers or their affiliates exercise investment discretion. The Manager and the Subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager or the applicable Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager, the Subadvisers and their affiliates have with respect to accounts over which they exercise investment discretion.

    The management fee that each Fund pays to Citibank or a Subadviser will not be reduced as a consequence of Citibank's or the Subadviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank or the Subadviser, Citibank would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Citibank's or a Subadviser's other clients. Investment decisions for each Fund and for Citibank's and the Subadvisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Citibank or a Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the period from November 1, 1997 to October 31, 1998, Large Cap Value Portfolio paid brokerage commissions of $259,902.64; Small Cap Value Portfolio paid brokerage commission of $464,356.80; International Portfolio paid brokerage commissions of $575,319.99; Large Cap Growth Portfolio paid brokerage commissions of $855,647.86; and Small Cap Growth Portfolio paid brokerage commissions of $214,400.62. For the period from November 1, 1997 to October 31, 1998, Intermediate Income Portfolio, Short-Term Portfolio and Foreign Bond Portfolio paid no brokerage commissions. Prior to November 1, 1997, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 invested their assets in, respectively, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400, and Asset Allocation Portfolio 500. For the periods from June 17, 1996 (September 3, 1996 for Asset Allocation Portfolio 500), commencement of operations, to December 31, 1996 and January 1, 1997 to October 31, 1997, Asset Allocation Portfolios paid brokerage commissions in the following amounts: Asset Allocation Portfolio 200, $89,479 and $111,725, respectively; Asset Allocation Portfolio 300, $241,111 and $301,201, respectively; Asset Allocation Portfolio 400, $453,048 and $561,555, respectively; and Asset Allocation Portfolio 500, $185,397 and $308,557, respectively.

          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in that Fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve management agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    At any meeting of shareholders of any Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's or the affected series outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Each Fund invests in multiple Portfolios. Each Portfolio is a series of one of the Portfolio Trusts, which are organized as New York trusts.

    Each investor in a Portfolio, including the corresponding Fund, may add to or withdraw from its investment in the applicable Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.

                               11.  TAX MATTERS

        TAXATION OF THE FUNDS AND THE PORTFOLIO TRUSTS

    FEDERAL TAXES. Each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. The Portfolio Trusts believe the Portfolios also will not be required to pay any U.S. federal income or excise taxes on their income.

    FOREIGN TAXES. Investment income and gains received by a Fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a Fund's effective rate of non-U.S. tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    TAX TREATMENT FOR NON-U.S. PERSONS. The Funds will withhold tax payments at a rate of 30% (or any lower applicable tax treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Funds by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Funds may be required to withhold (and pay over to the IRS for the shareholder's credit) 31% of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase of shares of a Fund or another of the CitiFunds, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment by a Fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

    OPTIONS, ETC. Each Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by each Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The Funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

                     12.  CERTAIN BANK REGULATORY MATTERS

    The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Management Agreements and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

                          13.  FINANCIAL STATEMENTS

    The audited financial statements of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500 (Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the year ended October 31, 1998, Statement of Changes in Net Assets for the year ended October 31, 1998, the ten months ended October 31, 1997 and the period from June 17, 1996 (commencement of operations, or as applicable, September 3, 1996, commencement of operations of CitiSelect Folio 500) to December 31, 1996, and Financial Highlights for the year ended October 31, 1998, the ten months ended October 31, 1997 and the period from June 17, 1996 (commencement of operations, or as applicable, September 3, 1996, commencement of operations of CitiSelect Folio 500) to December 31, 1996, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of those Funds. CitiSelect Folio 100 is newly offered and had no operations as at October 31, 1998.

    A copy of the Annual Report for the Funds accompanies this Statement of Additional Information.